Exhibit 10.33


                                                     2/11/74 Draft Revision

                                   LEASE
                                   -----


          1.   Parties:
               -------
          1.1  This Lease, dated this 12th day of March,
                                      ----        -----
     1974, is made by and between OVERTON, MOORE & ASSOCIATES, INC., a

     California corporation, hereinafter called "Lessor", DEBU/FLAIR, INC., a

     Delaware corporation, hereinafter called "Lessee", and SIMMONS

     COMPANY, a Delaware corporation, hereinafter called "Guarantor".

          2.   Premises:
               --------
          2.1  The real property which is the subject of this Lease is described on Exhibit "A" attached hereto and incorporated herein by reference,

     which real property is hereinafter called the "Premises".

          3.   Preliminary Plans:
               -----------------
          3.1  At the present time, the Premises is a vacant parcel of real property.

          3.2 Lessee desires Lessor to construct on the Premises certain improvements. The building to be constructed and all improvements to be constructed by Lessor are hereinafter referred to as the "Work of

     Improvement". The Work of Improvement shall generally consist of those certain improvements set forth in that certain document entitled "Proposal to Lease" dated December 4, 1973, as amended by a document entitled

     "Addendum" dated December 5, 1973, both of said documents being here-

     inafter called the "Proposal".

         3.3 Within thirty (30) days of the date hereof, Lessor, at its sole cost and expense, shall have preliminary plans and specifications prepared for the construction of the Work of Improvement. The preliminary plans shall be in general accordance with the Proposal.

         3.4 For a period of twenty (20) days from the date Lessor delivers the preliminary plans and specifications to Lessee, Lessee shall have the



     INITIALS          MAZIROW, SCHNEIDER & FORER, INC.            INITIALS
                             ATTORNEYS AT LAW
                         BEVERLY HILLS, CALIFORNIA



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     right to accept and approve said plans and specifications as delivered or reject them. Such right of rejection or approval by Lessee must be exercised reasonably. Acceptance or rejection of said preliminary plans and specifications shall be signified by Lessee delivering to Lessor, within said 20 day period, said preliminary plans and specification with each page marked "approved" or "rejected" as the case may be, signed by an officer of

     Lessee.

         3.5 If Lessee shall not have delivered said preliminary plans and specifications marked "approved" or "rejected", as the case may be, to

     Lessor within said period of time, it shall be deemed that Lessee shall have accepted them.

         3.6 If Lessee shall reject said preliminary plans and specifications and if they cannot be modified so as to be acceptable to Lessor and Lessee,

     Lessee shall promptly pay to Lessor the sum of $15,000.00 as consideration for the preparation of the preliminary plans and specifications, and upon such payment this Lease shall terminate and neither party shall thereafter be obligated to the other party for any reason whatsoever having to do with this Lease. The preliminary plans and specifications, when approved by

     Lessee and Lessor, shall supersede any prior agreements concerning the Work of Improvement.

         4.  Final Plans
             -----------

         4.1 Within thirty-five (35) days of the date the preliminary plans and specifications are approved by Lessor and Lessee, Lessor, at its sole cost and expense, shall have final plans and specifications prepared for the

     Work of Improvement.


         4.2 The Work of Improvement to be set forth on said final plans and specifications shall be in general accordance with the approved preliminary plans and specifications.

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INITIALS                  MAZIROW, SCHNEIDER & FORER, INC.          INITIALS
                                ATTORNEYS AT LAW
                           BEVERLY HILLS, CALIFORNIA





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         4.3 For a period of twenty (20) days from the date Lessor delivers the said final plans and specifications to Lessee, Lessee shall have the right to accept and approve said plans and specifications as delivered or reject them. Such right of rejection or approval by Lessee must be exercised reasonably. Acceptance or rejection of said final plans and specifications shall be signified by Lessee delivering to Lessor, within said 20 day period, said plans and specifications with each page marked "approved" or

     "rejected", as the case may be, and signed by an officer of Lessee.

          4.4 If Lessee shall not have delivered said plans and specifications marked "approved" or "rejected", as the case may be, to Lessor within said period of time, it shall be deemed that Lessee shall have accepted them.

         4.5 If Lessee shall reject said plans and specifications and if they cannot be modified so as to be acceptable to Lessor and Lessee, Lessee shall promptly pay to Lessor the sum of $35,000.00, as consideration for the preparation of the preliminary and final plans and specifications, and upon such payment this Lease shall terminate and neither party shall thereafter be obligated to the other party for any reason whatsoever having to do with this Lease. The final plans and specifications, when approved by

     Lessee and Lessor, shall supersede any prior agreements concerning the

     Work of Improvement.

         5.    Construction:
               ------------
         5.1   If the final plans and specifications are approved by Lessee and Lessor, then Lessor shall, at its sole cost and expense, construct the Work of Improvement in accordance with said approved final plans and specifications and  all applicable  County and  City building  construction ordinances.  Lessor shall comply with applicable Federal statutes and regulations that Lessee shall notify Lessor of, in writing, prior to the start of construction.

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INITIALS                  MAZIROW, SCHNEIDER & FORER, INC.         INITIALS
                               ATTORNEYS AT LAW
                            BEVERLY HILLS, CALIFORNIA


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        5.2 Except as otherwise herein stated, Lessee hereby acknowledges that neither Lessor nor any of its agents have made any representation or warranty relative to the use of which the Premises may be put and Lessee assumes all responsibility regarding the Occupational Safety Health Act

     (OSHA) regarding the Premises and the Work of Improvement

     after Lessor has completed the Work of Improvement.

        6.    Building Permit:
              ---------------
        6.1 Lessor shall use its best efforts to obtain, as soon as possible after the final plans and specifications are approved by Lessee, a building permit from the Building Department of the County of Los Angeles allowing Lessor to construct the Work of Improvement.

        7.    Completion:
              ----------
        7.1 The Work of Improvement shall be deemed completed and ready for occupancy by Lessee when the following events shall have occurred:

        (i)    The Building Department of the County of Los

     Angeles shall have made a final inspection of the Work of Improvement and authorized a final release of restrictions on the use of public utilities in connection with the Work of Improvement;

        (ii)   Lessor shall have recorded a Notice of Completion with the

     Los Angeles County Recorder in connection with the Work of Improvement;

        (iii)  Lessor shall have substantially completed construction of the Work of Improvement and the Premises are in a broom-clean condition.

        7.1A Within thirty (30) days after the  event described in paragraph 7.

     1 (i) shall have occurred, Lessor shall  deliver to Lessee a certificate of occupancy issued by the County of Los Angeles pertaining to the Premises.

        7.2 Lessor shall use its best efforts to complete construction of

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INITIALS                 MAZIROW, SCHNEIDER & FORER, INC.            INITIALS
                                 ATTORNEYS AT LAW
                            BEVERLY HILLS. CALIFORNIA









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     the proposed Work of Improvement by July 1, 1974, hereinafter referred to as the "Estimated Completion Date", or within 150 days after Lessor obtains the building permit referred to in Paragraph 6 hereof, whichever date is last.

         7.3 In the event that the proposed Work of Improvement is not completed by the Estimated Completion Date, this Lease shall not be invalid but rather Lessor shall complete as soon thereafter as is possible and Lessor shall not be liable to Lessee for any damages whatsoever.

         7.4 If Lessor shall be delayed at any time in the progress of the construction of the Work of Improvement by extra work, changes in construction ordered by Lessee, or by strikes, lockouts, fire, delay in transportation, unavoidable casualties, rain or weather conditions,

     unavailability of material (whether simply unavailable or unavailable at normal prices) or by any other cause beyond Lessor's control, then, in any of those events, the time of completion shall be extended by the period of delay.

         7.5 Provided, however, and notwithstanding anything to the contrary hereinbefore stated, if the proposed Work of Improvement is not completed within one hundred and fifty (150) days after the Estimated Completion

     Date, as defined in paragraph 7.2 hereof, whether or not the delay is excused or not under paragraph 7.4 hereof, Lessee shall have the option to cancel and terminate the Lease at any time thereafter prior to completion of the Work of Improvement. Provided, however, if the reason the Work of

     Improvement is not completed within said additional one hundred fifty (150)

     days is due to a strike or strikes, then said extra one hundred fifty (150)

     days shall be extended by said strike or strikes. If Lessee so cancels and terminates this Lease, neither party shall be thereafter obligated to the other party for any reason whatsoever having to do with this Lease.


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INITIALS                MAZIROW, SCHNEIDER & FORER, INC.           INITIALS
                               ATTORNEYS AT LAW
                            BEVERLY HILLS, CALIFORNIA

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         8.    Warranty re Work of Improvement:
              --------------------------------
         8.1 In lieu of all other warranties, express or implied, concerning latent or patent defects in the Work of Improvement, Lessor does hereby guarantee the Work of Improvement to be free and clear of all defects in workmanship or materials for a period of one year from the time the monthly rental commences to accrue under this Lease. If written notice is not received by Lessor from Lessee on or before one year from the time the monthly rental commences to accrue under this Lease, stating with specificity any such defects, it shall be conclusively presumed that no such defects exist. If any such written notice is received by Lessor within such time and such defects exist, Lessor shall promptly correct the defects at its sole cost and expense. At the expiration of said one year period,

     Lessor shall not be obligated to make any repairs to the Premises of any nature whatsoever.

         8.2 For the purpose of this paragraph 8.2, the term "Special Latent

     Defect" is a defect in the workmanship, material or design in the Work of

     Improvement and is hereby defined to mean:

               (a)    a defect which was not and could not have been

     reasonably discovered by the Lessee during the one year period commencing from the time the monthly rental commenced to accrue under this Lease; and

               (b)    a defect which is of a serious and substantial

     danger to person and does bodily harm; and

               (c)    the defect does not arise out of the use of said

    Premises by Lessee.

         8.2A If written notice is received by Lessor from Lessee on or before five (5) years after the time the monthly rental commences to accrue under this Lease, stating with specificity any such Special Latent Defect and if such Special Latent Defect does in fact exist, Lessor shall



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INITIALS                  MAZIROW, SCHNEIDER & FORER, INC.          INITIALS
                                 ATTORNEYS AT LAW
                             BEVERLY HILLS, CALIFORNIA



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     promptly correct said Special Latent Defect, at its sole cost and expense.

         8.2B If no such written notice, as specified in paragraph 8.2A hereof,

     is received by Lessor within the time specified in said paragraph 8.2A,

     then it shall be conclusively presumed no such Special Latent Defect exists.

         9.    Letting:
               -------
         9.1 Commencing from the date the proposed Work of Improvement is completed, as defined in Paragraph 7.1 hereof, Lessor does hereby lease the

     Premises and the Work of Improvement to Lessee, subject to all governmental regulations and all matters of record, for the term and upon the conditions hereinafter set forth.

         10.   Term:
               ----
         10.1 The Term of this Lease shall be for fifteen (15) years. On the day that the proposed Work of Improvement is completed, as defined in paragraph

     7.1 hereof, Lessor and Lessee shall execute an amendment to this Lease setting forth the date of such completion and hence the commencement term of this Lease and the termination date, fifteen years later.

         11.   Rent, Net Lease:
               ---------------
         11.1 The monthly rent for the first twelve full months of the term of this Lease, as established under Paragraph 10 hereof, shall be $15,000.00 per month.

         11.2 The monthly rent for the thirteenth (13th) through one hundred twentieth (120th) month of the term of this Lease, as established under

     Paragraph 10 hereof, shall be $18,200.00.

         11.3 The monthly rent for the months one hundred twenty-one

     (121) through one hundred eighty (180) of the term of this Lease, as established under Paragraph 10 hereof, shall be the total of the following:


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INITIALS                 MAZIROW, SCHNEIDER & FORER, INC.          INITIALS
                               ATTORNEYS AT LAW
                           BEVERLY HILLS, CALIFORNIA


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         (a) $18,200.00 (being the amount set forth in Paragraph 11.2 hereof)

     plus any additional rent added during the first one hundred twenty (120) full months of the term of this Lease by virtue of any modification of Paragraph 11.1 hereof;

         (b) Twenty-five percent (25%) of that amount of money which shall equal the  amount of  any decrease,  if any, in  the value  of the  United States

     Dollar from its value as of December, 1973, as compared to its value as of

     July, 1983 based upon the hereinafter set forth formula. On August 1, 1983,

     the "Average of All  Items" of the Bureau  of Labor Statistics of the  U.S.

     Department  of Labor  "Consumers Price  Index  for Urban  Wage Earners  and

     Clerical  Workers, Los  Angeles, Long  Beach, California", (1967  base) for

     July, 1983 shall be compared with the "Average  of All Items" of such index

     (1967  base) for  December,  1973  and a percentage  of increase, if  any,

     computed. That  percentage shall  be multiplied against the amount  of the monthly rental payment set forth in the immediately preceding subparagraph hereof,  and 25%  of the  sum  so calculated  shall constitute  additional monthly rental to be paid to Lessor by Lessee.  In no  event shall  the monthly rent  to be paid  by Lessee to Lessor be less than  the amount set forth in paragraph 11.2  hereof.  In the event the compilation and/or publication of such index shall be transferred to any other governmental department or bureau  or agency, or shall be discontinued, then the index most nearly the same as the one heretofore described shall be used to make such calculation.  In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the

     American  Arbitration Association in Los Angeles, California, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties.

          11.4   Rent for any period during the term hereof which is for

     less than one month shall be a pro rata portion of the monthly installment.

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INITIALS                  MAZIROW, SCHNEIDER & FORER, INC.            INITIALS
                               ATTORNEYS AT LAW
                           BEVERLY HILLS, CALIFORNIA



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     Rents shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

           11.5  Additional Rent. This Lease is what is commonly
                 ---------------
           called a "net lease", it being understood that Lessor shall receive the rent set forth in Paragraph 11 free and clear of any and all other impositions, taxes, liens, charges or expenses of any nature whatsoever in connection with the ownership and operation of the

           Premises. In addition to the rent reserved by Paragraph 11, Lessee shall pay to the parties respectively entitled thereto, all impositions, insurance premiums, operating charges, maintenance charges, construction costs and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease during the term hereof. All of such charges, costs and expenses shall constitute additional obligation, and upon the failure of Lessee to pay any of such costs, charges or expenses, Lessor shall have the same rights and remedies as otherwise provided in this Lease for the failure of Lessee to pay rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by the

           Lessee, whether the Work of Improvement is destroyed or not, and that

           Lessee shall in no event be entitled to any abatement of or reduction in rent payable hereunder, except as herein expressly provided. Any present or future law to the contrary shall not alter this agreement of the parties.

           12. Security Deposit.
               ----------------

           12.1 Lessee shall not post any security deposit with Lessor.


           13.  Use:
                ---

           13.1 The Premises shall be initially used and occupied only for manufacture, assembly and warehousing and its allied activities, and any other use so long as said use does not violate applicable laws and regulations


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INITIALS                   MAZIROW, SCHNEIDER & FORER, INC.         INITIALS
                                 ATTORNEYS AT LAW
                              BEVERLY HILLS, CALIFORNIA

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     and is consistent with the construction of the building and improvements.

         13.2    Compliance with Law.  Lessee shall, at Lessee's expense, comply
                 -------------------
     promptly with all applicable statutes, ordinances, rules, regulations,

     orders and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance.

         14.      Maintenance and Repairs:
                  -----------------------

         14. 1    Lessee's Obligations.  Subject to the obligations of Lessor
                  --------------------
     under Paragraph 8 hereof, Lessee shall, during the term of this Lease, keep in good order, condition and repair the Premises and every part thereof,

     structural or non-structural, and all adjacent sidewalks, landscaping,

     driveways, parking lots, fences and signs located in the areas which are adjacent to and included with the Premises.  Lessor shall incur no expense nor have any obligation of any kind whatsoever in connection with the maintenance or repair of the Premises.

          14.2   Surrender.  On the last day of the term hereof, or on
                 ---------
     any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, broom-clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the removal of Lessee's trade fixtures, furnishings and equipment pursuant to

     Paragraph 15.3, which repair shall include the patching and  filling of holes and repair of structural damage.

          14.3   Lessor Rights.  If Lessee fails to perform
                 -------------
     Lessee's obligations under this Paragraph 14, Lessor may, at its option,

     (but shall not be required to) enter upon the Premises, after ten (10) days prior written notice to Lessee, and put the same in good order, condition and repair, and the cost thereof shall become due and payable as additional rental to Lessor, together with Lessee's next rental installment.


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INITIALS                MAZIROW, SCHNEIDER & FORER, INC.              INITIALS
                               ATTORNEYS AT LAW
                          BEVERLY HILLS, CALIFORNIA

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        14.4    Subject to the obligations of Lessor under Paragraph 8 hereof,

     Lessee covenants that, during the life of this Lease, in the use and occupation of the leased premises and the buildings, structures, fixtures and improvements thereon, and the sidewalks, alleys, streets and ways adjacent thereto, Lessee will comply with all covenants, conditions and restrictions of record and all applicable laws, ordinances and regulations of duly constituted public authorities now or hereafter in any manner affecting the leased premises or the sidewalks, alleys, streets and ways adjacent thereto or any buildings, structures, fixtures or improvements or the use thereof, whether or not any such laws, ordinances or regulations which may be hereafter enacted involve a change of policy on the part of the governmental body enacting the same and whether or not they involve structural changes in the building. Lessee agrees to hold Lessor harmless from the consequences of any violations of such laws, ordinances or regulations.

        14.5    Lessee shall keep the Premises free of Mechanic's Liens

     arising out of work performed on behalf of Lessee.

        15.     Alterations and Additions:
                -------------------------
        15.1    Lessee shall not, without  Lessor's prior written consent, make any alterations, improvements,  additions or utility installations in, on,

     or about the Premises, except for non-structural alterations not exceeding

     $25,000.00 in cost.  As used in this Paragraph  15, the term  "utility installations"  shall include bus  ducting, power  panels, fluorescent fixtures, space heaters, conduits and wiring.  As a condition to giving such consent, Lessor may require that Lessee agree to remove  any  such alterations, improvements, additions or utility installations at the expiration of the term and to restore the Premises to their prior condition and Lessor shall advise Lessee,  in  writing, of such requirement three months in advance of the termination of this Lease.



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INITIALS                  MAZIROW, SCHNEIDER & FORER, INC.             INITIALS
                                 ATTORNEYS AT LAW
                            BEVERLY HILLS, CALIFORNIA

          15.2   Lessee shall pay, when due, all claims for labor or

     materials furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the

     Premises in an amount in excess of $25,000.00 and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

         15.3    Unless Lessor requires their removal, as set forth in Paragraph

     15.1, all alterations, improvements, additions and utility installations

     (unless such utility installations are an integral part of Lessee's machinery) which may be made on the Premises shall become the property of

     Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph

     15.3, Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material and permanent damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 14.2.

          16.      Insurance; Indemnity:
                   --------------------

          16.1     Insuring Party.  As used in this Paragraph 16, the term
                   --------------
     "insuring party" shall mean the party who has the obligations to obtain the insurance required hereunder. The insuring party in this case is the

     Lessee. Whether the insuring party is the Lessor or the Lessee, Lessee shall, as additional rent for the Premises, pay the cost of all insurance required hereunder. If Lessor is the insuring party, Lessee shall, within ten (10) days following demand by Lessor, reimburse Lessor for the cost of the insurance so obtained.


          16.2    Liability Insurance.  The insuring party shall obtain
                  -------------------

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INITIALS                   MAZIROW, SCHNEIDER & FORER, INC.          INITIALS
                                  ATTORNEYS AT LAW
                            BEVERLY HILLS, CALIFORNIA
     and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than $300,000.00 for injury to or death of one person in any one accident or occurrence and in an amount of not less than $300,000.00 for injury to or death of more than one person in any one accident or occurrence. Such insurance shall further insure Lessor and Lessee against liability for property damage of at least $300,000.00. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. If the insuring party shall fail to procure and maintain said insurance, the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee.

         16.2A In addition to the insurance called for in paragraph 16.2 hereof,

     Lessee shall obtain and keep in force during the term of this Lease, an umbrella comprehensive public liability insurance, insuring Lessor and

     Lessee against any liability, to person or property, arising out of the ownership, use, occupancy or maintenance of the Premises in an amount of not less than One Million Dollars ($1,000,000.00). Said umbrella policy shall be on all the terms and conditions set forth in paragraph 16.2 hereof.

         16.3    Property Insurance.  The insuring party shall obtain and keep
                 ------------------
     in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof as it may exist from time to time providing protection against all perils included within the classification of fire,

     extended coverage, vandalism, malicious mischief and sprinkler leakage.

     Said insurance shall provide for payment for loss thereunder to Lessee and to the holder of any first mortgage or deed of trust on the


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INITIALS                  MAZIROW, SCHNEIDER & FORER, INC.            INITIALS
                                ATTORNEYS AT LAW
                            BEVERLY HILLS, CALIFORNIA

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     Premises, as their interest may appear. If the insuring party shall fail to procure and maintain said insurance, the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee.

     The insurance proceeds shall all be used to repair and restore the

     Premises. Lessor shall in no way hinder Lessee's rebuilding and shall cooperate with Lessee to the fullest extent.

       16.4    Insurance Policies:  The insuring party shall deliver
               ------------------
     to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be cancellable or subject to reduction of coverage or other modification except after ten days prior written notice to Lessor. If Lessee is the insuring party,

     Lessee shall furnish Lessor with renewals or "binders" thereof.

       16.5    Waiver of Subrogation.  Lessee and Lessor each
               ---------------------
     hereby waive any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. The insuring party, shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         16.6    Indemnity.  Lessee shall indemnify and hold harmless
                 ---------
     Lessor from and against any and all claims arising from Lessee's use of the

     Premises or from the conduct of Lessee's business or from any activity,

     work or things done, permitted or suffered by Lessee in or about the

     Premises and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default



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INITIALS                 MAZIROW, SCHNEIDER & FORER, INC.              INITIALS
                                ATTORNEYS AT LAW
                            BEVERLY HILLS, CALIFORNIA
     in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee or any of Lessee's agents, contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim,

     Lessee, upon notice from Lessor, shall defend the same at Lessee's expense.

     Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons in, upon or about the

     Premises, arising from any cause, except as provided in Paragraph 8 hereof,

     and Lessee hereby waives all claims in respect thereof against Lessor.

         16.7    Exemption of Lessor from Liability. Lessee hereby agrees that
                 ----------------------------------
     Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam,

     electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee,

     except as provided in paragraph 8 hereof.

         17.      Damage of Destruction; Obligation to Rebuild:
                  --------------------------------------------
         17.1    In the event the improvements on the Premises are

                                          15

INITIALS                   MAZIROW, SCHNEIDER & FORER, INC.           INITIALS
                                ATTORNEYS AT LAW
                            BEVERLY HILLS, CALIFORNIA
          damaged or destroyed, partially or totally, from any cause whatsoever,

          whether or not such damage or destruction is covered by any insurance required to be maintained under Paragraph 16, then Lessee shall repair, restore and rebuild the Premises to their condition existing immediately prior to such damage or destruction and this Lease shall continue in full force and effect. Such repair, restoration and rebuilding (all of which are herein called the "repair") shall be commenced within a reasonable time after such damage or destruction and shall be diligently prosecuted to completion. There shall be no abatement of rent or of any other obligation of Lessee hereunder by reason of such damage or destruction. The proceeds of any insurance maintained under Paragraph 16.3 shall be paid to Lessee for payment of the cost and expense of the repair. In the event that the insurance proceeds are insufficient to cover the cost of the repair, then any amount in excess thereof required to complete the repair shall be paid by Lessee.

              18.     Real Property Taxes:
                      -------------------

              18.1    Payment of Taxes.    Lessee shall pay all real property
                      ----------------
          taxes applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rental installment.


              18.2    Definition of "Real Property" Tax.  As used herein, the
                      ---------------------------------
          term "real property tax" shall include any form of assessment,


                                      16

Initials               MAZIROW, SCHNEIDER & FORER, INC.            Initials
                               ATTORNEYS AT LAW
                          BEVERLY HILLS, CALIFORNIA
     license fee, commercial rental tax, levy, penalty or tax (other than inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of

     Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or concerning the

     Premises in any manner whatsoever. Provided, however, Lessee shall not be liable for any inheritance tax, estate tax or income tax of Lessor.

         18.3    Personal Property Taxes. Lessee shall pay prior to delinquency
                 -----------------------
     all taxes assessed against and levied upon trade fixtures, furnishings,

     equipment and all other personal property of Lessee contained in the

     Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

         19.     Utilities:
                 ---------
         19.1    Lessee  shall pay during  the Lease  term for all  water, gas,

     heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon.

         20.     Assignment and Subletting:
                 -------------------------

         20.1    Lessor's Consent Required.     Except as permitted under
                 -------------------------
     Paragraph 20.4 hereof, Lessee shall not voluntarily or by operation of law,

     assign, transfer, mortgage, or sublet or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without

     Lessor's prior written consent, which Lessor shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumberance or subletting without such consent shall be void and shall constitute a breach of this Lease.



                                         17

INITIALS                   MAZIROW, SCHNEIDER & FORER, INC.            INITIALS
                                   ATTORNEYS AT LAW
                            BEVERLY HILLS, CALIFORNIA

         20.2    No Release of Lessee.   Regardless of Lessor's
                 --------------------
     consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

         20.3

                      THIS PARAGRAPH IS LEFT INTENTIONALLY
                                   BLANK



         20.4 Lessee Affiliate:       Notwithstanding the provisions of
              ----------------
     Paragraph 20.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from a merger or consolidation with the Lessee,

     or to any person or entity which acquires all the assets of Lessee as a going concern of the business then being conducted on the Premises,

     provided that said assignee assumes the obligation of this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee nor that of the guarantor of Lessee's obligations under this Lease.


         21.   Defaults; Remedies:
               ------------------

         21.1  Defaults:     The occurrence of any one or more of the following
               --------
events shall constitute a default and breach of this Lease by Lessee:



                                        18

Initials                 MAZIROW, SCHNEIDER & FORER, INC.              Initials
                                 ATTORNEYS AT LAW
                            BEVERLY HILLS, CALIFORNIA

              (a)     The vacating or abandonment of the Premises by

     Lessee;

              (b)     The failure by Lessee to make any payment of

     rent or any other  payment required to be made by  Lessee hereunder, as and when due, where such failure shall  continue for a period of ten (10)  days after written notice thereof from Lessor to Lessee;

              (c)     The failure by Lessee to observe or perform any

     of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in Paragraph (b) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of

     Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion;

               (d)    (i) The making by Lessee of any general assign-

     ment, or general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days.

          21.2   Remedies. In the event of any such default or breach by
                 --------
     Lessee, Lessor may, at any time thereafter, with or without notice or

                                        19

INITIALS                  MAZIROW, SCHNEIDER & FORER, INC.          INITIALS
                                ATTORNEYS AT LAW
                            BEVERLY HILLS, CALIFORNIA
     demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach;

               (a)    Terminate Lessee's right to possession of the

     Premises by any lawful means, in which case this Lease shall terminate and

     Lessee shall immediately surrender possession of the Premises to Lessor. In such event,  Lessor shall be  entitled to  recover from Lessee  all damages incurred by Lessor by reason of Lessee's default, including but not limited to,  the  cost  of  recovering  possession of  the  Premises;  expenses  of reletting, including necessary  renovation and alteration of  the Premises,

     reasonable attorney's fees, and any  real estate commission actually  paid;

     the worth, at the time of  award by the court having jurisdiction  thereof,

     of the amount by  which the unpaid rent for  the balance of the term  after the time of such award exceeds the amount of such rental loss  for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Article 23 applicable to the unexpired term of this Lease. In the event Lessee shall have  abandoned the

     Premises, Lessor shall have the option of (i) retaking possession  of the

     Premises and recovering from Lessee  the amount specified in this Paragraph

     21.2(a), or (ii) proceeding under Paragraph 21.2(b).

               (b) Maintain Lessee's right to possession, in which case this

     Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event, Lessor shall be entitled to enforce all of

     Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder;

               (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California.

           21.3    Default by Lessor.    Lessor shall not be in default
                   -----------------
     unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written

                                       20

INITIALS                  MAZIROW, SCHNEIDER & FORER, INC,             INITIALS
                                 ATTORNEYS AT LAW
                             BEVERLY HILLS, CALIFORNIA
     notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have there-

     tofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of

     Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such 30-days period and thereafter diligently prosecutes the same to completion.

         22. Condemnation
             ------------
         22.1 If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power

     (all of which are herein called "condemnation") this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the improvements on the Premises, or more than 25% of the land area of the Premises which is not occupied by any improvements is taken by condemnation, Lessee may (at Lessee's option, to be exercised in writing only, within ten (10) days after Lessor shall have given Lessee written notice of such taking -- or, in the absence of such notice, within ten (10)

     days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession.

     If Lessee does not terminate this Lease in accordance with the foregoing,

     this Lease shall remain in full force and effect as to the portion of the

     Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor,

     whether such award shall be made as compensation for

                                      21

INITIALS               MAZIROW, SCHNEIDER & FORER, INC.              INITIALS
                              ATTORNEYS AT LAW
                         BEVERLY HILLS, CALIFORNIA
          diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such con-

          demnation, repair any damage to the Premises caused by such condemna-

          tion except to the extent that Lessee has been reimbursed therefor by the condemning authority.

              23.     Broker's Fee:
                      ------------
              23.1    Upon execution of this Lease by both parties, Lessor shall pay to Crown Associates, a licensed real estate broker, a fee for brokerage services heretofore rendered. Lessor further agrees that if

          Lessee exercises any option granted herein or any option substantially similar thereto, either to extend the term of this Lease, to renew this Lease, to purchase said Premises or any part thereof and/or any adjacent property which Lessor may own or in which Lessor has an interest, or any other option granted herein, or if said broker is the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transactions,

          Lessor shall pay said broker a fee in accordance with the schedule of said broker, a copy of which is attached hereto, marked Exhibit "B".

          Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association or other entity having an ownership interest in said real property or any part thereof when such fee is due hereunder. Any transferee of Lessor's interest in this

          Lease, by accepting an assignment of such interest, shall be deemed to have assumed Lessor's obligation under this Paragraph 23. Said broker shall be a third party beneficiary of the provisions of this paragraph.


                                       22

INITIALS                MAZIROW, SCHNEIDER & FORER, INC.               INITIALS
                              ATTORNEYS AT LAW
                          BEVERLY HILLS, CALIFORNIA

          24.      General Provisions:
                   ------------------

          24.1     Estoppel Certificate.
                   --------------------

                 (a)  Lessee shall, at any time, upon not less than

     ten (10) days prior written notice from Lessor, execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified,

     is in full force and effect), and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises.

               (b)    Lessee's failure to deliver such statement within

     such time shall be conclusive upon Lessee (i) that this Lease is in full force  and effect, without modification except as may be represented by

     Lessor, (ii) that there are no uncured defaults in Lessor's performance,

     and (iii) that not more than one month's rent has been paid in advance.

               (c)    From time to time during the term of this Lease,

     Lessee will, upon the written request of Lessor, deliver to Lessor the most recent annual report of the  Guarantor (Simmons Company) that the Guarantor has issued to its stockholders.

         24.2    Lessor's Liability.    The term "Lessor" as used herein, shall
                 ------------------
     mean only the owner or owners at the time in question of the fee title of the Premises, and except as expressly provided in Paragraph 24, in the event of any transfer of such title or interest, Lessor herein named (and,

     in case of any subsequent transfer, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects

     Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such


                                       23

INITIALS                MAZIROW, SCHNEIDER & FORER, INC.              INITIALS
                              ATTORNEYS AT LAW
                          BEVERLY HILLS, CALIFORNIA
     transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns,

     only during their respective periods of ownership. Provided, however, the

     Lessor herein named, OVERTON, MOORE & ASSOCIATES, INC. shall remain liable for its obligations under Paragraph 8 hereof and no transferee of Lessor shall be liable for the same.

         24.3 Severability.  The invalidity of any provision of this Lease, as
              ------------
     determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.


        24.4      THIS PARAGRAPH IS LEFT INTENTIONALLY

                               BLANK

        24.5   Time of Essence. Time is of the essence.
               ---------------

        24.6   Captions. Article and paragraph captions are not a
               --------

        part hereof.

        24.7   Incorporation of Prior Agreements; Amendments. This Lease
               ---------------------------------------------

        contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of modification.

         24.8 Waivers.  No waiver by Lessor of any provision hereof shall be
              -------
     deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.



                                       24

INITIALS                 MAZIROW, SCHNEIDER & FORER, INC.             INITIALS
                                ATTORNEYS AT LAW
                            BEVERLY HILLS, CALIFORNIA

         24.9  Notices.     All  notices required or  permitted here-under
               -------
     shall be deemed  served when delivered personally or  when deposited in the

     United  States mail, registered, return receipt requested, postage prepaid,

     addressed to the respective parties as follows:

               Lessor:     Overton, Moore & Associates, Inc.
                           Post Office Box 720
                           16901 South Western Avenue
                           Garden, California 90247

                           with a copy to:

                           Arthur Mazirow, Esq.
                           Mazirow,  Schneider  & Forer,  Inc.
                           8500 Wilshire Boulevard, Suite 919
                           Beverly Hills, California 90211

               Lessee:     Debu/Flair Inc.
                           24251 Frampton Avenue
                           Harbor City, California
                           Attention: Harold Felix

                           with a copy to:

                           Simmons Company
                           280 Park Avenue
                           New York, New York 10017

     or to such  other addresses as the parties respectively may designate from time to time by notice served in the manner aforesaid.

         24.10 Recording.    Lessee shall not record this Lease without Lessor's
               ---------
     prior written consent and such recordation shall, at the option of Lessor,

     constitute a non-curable default of Lessee hereunder. Either party shall,

     upon request of the other, execute, acknowledge and deliver to the other a

     "short form" memorandum of this Lease for recording purposes.

         24.11 Holding Over. If Lessee remains in possession of the Premises or
               ------------
     any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.



                                       25

Initials                MAZIROW, SCHNEIDER & FORER, INC.            Initials
                               ATTORNEYS AT LAW
                           BEVERLY HILLS, CALIFORNIA

         24.12   Cumulative Remedies.     No remedy or election here-under shall
                 -------------------
     be deemed exclusive, but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         24.13   Covenants  and  Conditions.   Each  provision  of   this  Lease
                 --------------------------

     performable by  Lessor or  Lessee shall  be deemed  both a  covenant and  a condition.

         24.14   Binding Effect; Choice of Law. Subject to any provisions hereof
                 -----------------------------

     restricting assignment or subletting by Lessee, and subject to the provisions of Paragraph 24.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

         25.     Subordination:
                 -------------
         25.1    This Lease, at Lessor's option, shall be subordinate to

     mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property by Lessor of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. The subordination of this Lease to any such mortgage or deed of trust (whether now or hereafter created and existing) is conditional upon such mortgage or deed of trust containing provisions (which may be included in a separate agreement of the mortgagee or beneficiary) to the effect that

     (i) notwithstanding any default under such mortgage or deed of trust, or any foreclosure or termination thereof, or the enforcement by the mortgagee, trustee or beneficiary of any rights or remedies thereunder or otherwise, so long as Lessee is not in default hereunder, this Lease shall remain in full force and effect and the Lessee shall be permitted to remain in quiet and peaceful possession of the Premises throughout the term of this Lease, and (ii) that all sums arising by reason of loss under the insurance referred to in Paragraph 16.3 of this Lease, or by reason



                                       26

                         MAZIROW, SCHNEIDER & FORER, INC.
                               ATTORNEYS AT LAW
                           BEVERLY HILLS, CALIFORNIA
     of  any  condemnation award  or  payment  in lieu  thereof  referred  to in

     Paragraph  22 of  this Lease, shall  be applied  to the cost  of repairing,

     restoration and rebuilding of any improvements on the Premises, as provided in Paragraphs 16.3 and 22, as the case may be, and (iii)

     Lessee will attorn to said Lessor, mortgagee or beneficiary under said deed of trust in the event the rights of Lessor herein are terminated by reason of a default by Lessor under said security documents. If any mortgagee or beneficiary under said deed of trust shall elect to have this Lease be superior and have priority over the lien of its mortgage, or deed of trust and shall give written notice thereof to Lessee, this Lease shall be deemed superior and have priority over said mortgage or deed of trust,

     whether this Lease is dated prior or subsequent to the date of said mortgage, or deed of trust, or the date of recording thereof.

          25.2        Lessee agrees to execute any documents required

     to effectuate such subordination or to make this Lease prior to the lien of any mortgage  or deed of trust,  as the case may  be, and failing to  do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in

     Lessee's name, place and stead, to do so.

          26.     Attorney's Fees:
                  ----------------

          26.1    If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder against Lessor only.



                                          27

                         MAZIROW, SCHNEIDER & FORER, INC.
                                 ATTORNEYS AT LAW
                           BEVERLY HILLS, CALIFORNIA

          27.   Lessor's Access:
                ----------------

          27.1        Lessor and Lessor's agent shall have the

     right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers or lenders and making such alterations, repairs, improvements or additions to the

     Premises or to the building of which they are a part as Lessor may deem necessary or desirable; however, Lessor and Lessor's agents shall not interfere with Lessee's use and occupancy of the Premises.

         27.2         Lessor may, at any time during the last 180

     days of the term hereof, place on or about the Premises any ordinary "For

     Lease" signs, al1 without rebate of rent or liability to Lessee. Said signs shall set forth the name and address of the Lessor and its capacity as

     Lessor of the Premises.



                                     28

                     MAZIROW, SCHNEIDER & FORER, INC.
                           ATTORNEYS AT LAW
                       BEVERLY HILLS, CALIFORNIA

         28.    Signs and Auctions:
                -------------------

         28.1 Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent. Lessee shall be permitted to place the customary signs setting forth Lessee's company name and its products or services, as well as the usual signs with respect to exits, entrances, shipping, receiving and deliveries. However, such signs shall be in accordance with other signs on other buildings in the industrial park where this property is located and subject to the approval by Lessor, which approval will not be unreasonably withheld.

         29.    Merger:
                ------

         29.1 The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.


         30.    Corporate Authority:
                -------------------

         30.1 Each individual executing this Lease on behalf of a corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said Corporation, and that this Lease is binding upon said corporation in accordance with its terms. Each party hereof and the guarantor of Lessee hereunder shall, within thirty (30) days of the execution of this Lease, deliver to the other a certified copy of a resolution of its Board of Directors or executive committee of the Board of

     Directors authorizing or ratifying the execution of this Lease.



                                     29

                       NAZIROW, SCHNEIDER & FORER, INC.
                             ATTORNEYS AT LAW
                         BEVERLY HILLS, CALIFORNIA

         31.    Quiet Enjoyment:
                ---------------

         31.1 Subject to the provisions of this Lease, Lessee's quiet enjoyment of the Premises shall not be disturbed or interfered with by Lessor or by anyone claiming by, through, or under Lessor.

         32.    First Option to Extend:
                ----------------------

         32.1 Lessor hereby grants to Lessee the option to extend the term of this Lease for the period commencing the day after the termination date, as established under Paragraph 10 hereof, and continuing for a period of five

     (5) years thereafter, upon each and all of the following terms and conditions:

         (a)    Lessee gives to Lessor and Lessor receives written notice of the exercise of the option to extend this Lease for said additional term no later than July 1, 1988, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

         (b)  At the time the said written notification of the exercise of the option is given and received, Lessee shall not be in default under any of the material obligations of this Lease to be performed by Lessee;

         (c)  All of the terms and conditions of this Lease (including the guarantee) except where specifically modified by this Paragraph 32, shall apply;

         (d)  The monthly rent for each month of the option period shall be the total of the following:

                     (i)  The monthly rent called for under Paragraph 11.2 of

     this Lease, plus any additional rent added by Agreement between the parties other than any increase by virtue of Paragraph 11.3;



                                          3O

                          MAZIROW, SCHNEIDER & FORER, INC.
                                 ATTORNEYS AT LAW
                              BEVERLY HILLS, CALIFORNIA

                        (ii) That amount of money which shall equal

          the amount of any decrease, if any, in the value of the United States

          Dollar from its value as of December, 1973 as compared to its value as of July, 1989, based upon the hereinafter set forth formula. On

          August 1, 1989, the "Average of All Items" of the Bureau of Labor

          Statistics (of the U.S. Department of Labor) "Consumers Price

           Index for Urban Wage Earners and Clerical Workers, Los Angeles,

          Long Beach, California", (1967 base) for July, 1989, shall be compared with the "Average of All Items" of such index (1967 base) for

          December, 1973, and a percentage of increase, if any, computed. That percentage shall be multiplied against the amount of the monthly rental payment set forth in the immediately preceding subparagraph hereof and the sum so calculated shall constitute additional monthly rental to be paid to Lessor by Lessee. In no event shall the monthly rent to be paid by Lessee to Lessor be less than the amount set forth in Paragraph 32. l(d)(i). In the event the compilation and/or publication of such index shall be transferred to any other governmental department or bureau or agency or shall be discontinued,

          then the index most nearly the same as the one heretofore described shall be used to make such calculation. In the event that Lessor and

          Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in

          Los Angeles, California, in accordance with the then rules of said association and the decision of the arbitrators shall be

          binding upon the parties.

               33.    Second Option to Extend:
                      -----------------------

               33.1   If Lessee exercises its First Option to extend this Lease,

          as set forth in Paragraph 32 hereof, then Lessor hereby grants to

          Lessee the option to extend the term of this Lease for an additional five (5) years, commencing when the first option permit terminates,

          upon each and all of the following terms and conditions:

                        MAZIROW, SCHNEIDER & FORER, INC.
                              ATTORNEYS AT LAW
                          BEVERLY HILLS, CALIFORNIA

         (a)    Lessee gives to Lessor and Lessor receives written notice of the exercise of the option to extend this Lease for said additional term no later than July 1, 1993, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

         (b)    At the time the said written notification of the exercise of the option is given and received, Lessee shall not be in default under any of the material obligations of this Lease to be performed by Lessee;

         (c)    All of the terms and conditions of this Lease (except where specifically modified by this Paragraph 33) shall apply;

         (d)    The monthly rent for each month of the option period shall be the total of the following:

            (i)     The monthly rent called for under Paragraph 11.2 of this

     Lease, plus any additional rent added by agreement between the parties other than any increase by virtue of Paragraph 11.2 and other than any increase by virtue of Paragraph 11.3 hereof;

            (ii) That amount of money which shall equal the amount of any decrease, if any, in the value of the United States dollar from its value as of December, 1973, as compared to its value as of July, 1994, based upon the hereinafter set forth formula. On August 1, 1994, the "Average of All Items" of the Bureau of Labor Statistics (of the U.S. Department

     of Labor) "Consumers Price Index for Urban Wage Earners and Clerical

     Workers, Los Angeles, Long Beach, California" (1967 base) for July,   l994,

     shall be compared with the "Average of All Items" of such index (1967 base)

     for December, 1973, and a percentage of increase, if any, computed. That percentage shall be multiplied against the amount of the monthly rental payment set forth in the immediately preceding subparagraph hereof and the sum so calculated shall constitute additional monthly rental to be paid

                           MAZIROW, SCHNEIDER & FORER, INC.
                                  ATTORNEYS AT LAW
                             BEVERLY HILLS, CALIFORNIA
     to Lessor by Lessee. In no event shall the monthly rent to be paid by

     Lessee to Lessor be less than the amount calculated under Paragraph 32 hereof. In the event the compilation and/or publication of such index shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the one heretofore described shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shal1 be submitted for decision  to the American Arbitration

     Association in Los Angeles, California, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties.


         34.    Option to Extend Personal:
                -------------------------

         34.1   The options to extend this Lease, as set forth in Paragraphs 32 and 33 hereof, are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by anyone else, except they may be exercised by or assigned to any of the entities described in Paragraph

     20.4, for whom Lessee does not need the consent of Lessor to assign this

     Lease.

         35.   Option to Buy:
               -------------

         35.1  Lessor does hereby grant to Lessee an option to purchase the

     Premises and the Lessor's interest under this Lease, upon the terms and conditions herein set forth.

         35.2 The  option herein granted  is personal to  Lessee and may  not be exercised  or assigned, either voluntarily  or by operation  of law, by any other  entity, except to  the same extent  that the options  to extend this

     Lease may  be exercised by  others under Paragraph  34 hereof. If  any such invalid

                           MAZIROW, SCHNEIDER & FORER, INC.
                                  ATTORNEYS AT LAW
                            BEVERLY HILLS, CALIFORNIA
     assignment shall occur. whether voluntarily or involuntarily, this option shall automatically become null and void.

        35.3     Lessee must exercise the option to purchase, if it

     is to be exercised at all, during three periods of time only and those periods of time are:

         (i)     At any time during the fifty-fourth (54th) month of the term of this Lease, hereinafter referred to as the "First Option Month"; and

         (ii)    At any time during the one hundred fourteenth (114th)

     month of the term of this Lease, hereinafter referred to as the "Second

     Option Month"; and

         (iii) At any time during the one hundred sixty-second (162nd)  month of the term of this Lease, hereinafter referred to as the "Third Option

     Month".

        35.4       In order to exercise the option to purchase herein

     granted, Lessee must give written notice of the exercise of the option to Lessor and Lessor must receive the same during either the First Option

     Month or the Second Option Month or the Third Option Month, time being of the essence, and if not so given and received this option shall automatically expire. At the same time the option is exercised, Lessee must deliver to Lessor a cashier's check for $100,000.00, payable to Title

     Insurance and Trust Company, to be part of the purchase price.

        35.5       At the time said written notification of the exercise

     of the option to purchase is given and received, and title to the fee is transferred to Lessee, Lessee shall not be in default under any material obligation of this Lease to be performed by Lessee.

        35.6      If Lessee shall exercise the option to purchase during

     the First Option Month, the transfer of title to Lessee and the payment of the purchase price to Lessor shall occur on the last day of the 60th month of the term of this Lease and until that time the term of this Lease shall remain in full force and effect.

                           MAZIROW, SCHNEIDER & FORER, INC.
                                  ATTORNEYS AT LAW
                             BEVERLY HILLS, CALIFORNIA

         35.7    If Lessee shall exercise this option to purchase during the

     Second Option Month, the transfer of title to Lessee and the payment of the purchase price to Lessor shall occur on the last day of the 120th month of the term of this Lease and until that time the terms of this Lease shall remain in full force and effect.

         35.7A   If Lessee shall exercise this option to purchase

     during the Third Option Month, the transfer of title to Lessee and the payment of the purchase price to Lessor shall occur on the last day of the

     168th month of the term of this Lease and until that time the terms of this

     Lease shall remain in full force and effect.

          35.8   The purchase price to be paid by Lessee to Lessor

     for the Premises, if Lessee exercises its option to purchase, shall be determined in the following manner:

         (i) The purchase price shall be the fair market value of the Premises at the time the option to purchase is exercised. In determining the fair market value it shall be assumed that the Premises are in good condition and repair and are not subject to this Lease.

         (ii) Using the above set of assumptions, the fair market value shall be determined by a qualified M.A.I. appraiser, to be paid for by Lessee. In the event that Lessor does not agree with that appraiser, Lessor may appoint a qualified M.A.I. appraiser, to be paid for by Lessor, to appraise their Premises. If said two appraisers do not agree, then the two appraisers may choose a third qualified M.A.I. appraiser, to be paid equally by Lessor and Lessee, to determine the fair market value, whose decision shall be binding upon all parties. Provided, however, the sale price shall in no event be less than $2,306,000.00 plus the cost of the agreed upon extras added to the work and improvement.

                    MAZIROW, SCHNEIDER & FORER, INC.
                             ATTORNEYS AT LAW
                         BEVERLY HILLS, CALIFORNIA

         35.9   Within ten days of the date the purchase price of

     the Premises shall be established, the Lessor and Lessee shall give instructions to consummate the sale to Title Insurance and Trust Company,

     433 South Spring Street, Los Angeles, California, who shall act as escrow holder, on the normal and usual escrow forms then used by such escrow holder, as follows:

         (i)    Escrow shall close on the date previously called

     for;

         (ii)   Lessee shall deposit the sum of $100,000.00 into escrow upon its opening and the balance at the close of escrow;

         (iii)  The sale shall be subject to all easements and restrictions of record. However, the title shall be subject to any recorded Deeds of Deeds of Trust against the Premises securing promissory notes or notes which

     Lessee does hereby agree to assume, the unpaid balance of which shall be a credit to Lessee on the purchase price (any cost in connection with the assumption of said Deeds of Trust shall be that of Lessee);

         (iv)   Escrow fee shall be shared equally;

         (v)    Interest and rents will be prorated to the close of

     escrow;

         (vi)   Title policy shall be paid by Lessor:

         (vii)  All parties agree to execute any additional instructions as are normal and usual.

         36. Guarantee of Lease:
             ------------------

         36.1 In consideration of Lessor entering into the foregoing Lease,

     which Lessor would not have done except and only upon the condition that the same be unconditionally guaranteed by Simmons Company, a corporation

     (hereinafter referred to as "Guarantor") said Guarantor does hereby guarantee to Lessor, its successors and assigns, that if

                    MAZIROW, SCHNEIDER & FORER, INC.
                             ATTORNEYS AT LAW
                       BEVERLY HILLS, CALIFORNIA
     a default shall at any time be made by Lessee in the payment of the rent or any other sums payable, or in the performance of any obligations under the terms of the covenants and agreements contained in this Lease, or any amendments hereto or under extensions hereof to be performed or paid by

     Lessee, or any assignee of Lessee, then Guarantor will pay the said rent or any other payments required of Lessee, perform any other defaulted obligations of Lessee or any assignee of Lessee, and will also pay any damages which may arise in consequence of the non-performance by Lessee of its obligations under said Lease. Guarantor does hereby waive notice of any such default and consent to any assignments, sublets, modification or amendment of any kind or nature whatsoever of said Lease which may be agreeable to Lessee or its successor in interest and does further waive any right to be subrogated to the rights of Lessor against Lessee.

        36.2    Guarantor further promises and agrees to pay all

     reasonable expenses of Lessor and its successors and assigns in the collection of said rent or other payments or in the enforcing of any obligations of this Lease on Lessee's part to be performed, as well as all expenses in the enforcement of this Guarantee, including reasonable attorney's fees. Lessor may grant renewals and extensions of time of payment of any obligation under this Lease and this Guarantee without in any way affecting the liability of Guarantor. Notice of acceptance of this guarantee, as well as all demands and notices of every kind or nature, are hereby waived. Upon any default by Lessee, Lessor may, at its option and without waiving any rights against Lessee, and without notice or prior demand, proceed against Guarantor to enforce its rights hereunder, the

     Lessor not being obligated to exhaust its remedies against Lessee before proceeding against Guarantor. This guarantee is assignable with this Lease and shall inure to the benefit of the successors and assigns of Lessor.

                       MAZIROW, SCHNEIDER & FORER, INC.
                              ATTORNEYS AT LAW
                          BEVERLY HILLS, CALIFORNIA

        36.3    Guarantor does hereby warrant that it will, within

     thirty (30) days of the date of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors ratifying Guarantor's execution of this Lease as Guarantor.

            Executed on the day and year first appearing on Page 1 hereof.

     (Corporate Seal)   OVERTON MOORE & ASSOCIATES, INC.

                        By /s/
                          ----------------------------------

                        By /s/
                          ----------------------------------

     (Corporate Seal)   DEBU/FLAIR, INC.

                        By /s/
                          ----------------------------------

                        By
                          ----------------------------------


                                 CONSENT OF GUARANTOR
                                 --------------------

         The Guarantor herein, SIMMONS COMPANY, a corporation, does hereby execute this Lease, thereby agreeing to the terms of the Guarantee set forth in Paragraph 36 of this Lease by and between Overton, Moore &

     Associates, Inc. and Debu/Flair, Inc.



     (Corporate Seal)                SIMMONS COMPANY


                                     By /s/
                                       ---------------------------

                                     By
                                       ---------------------------

                       MAZIROW, SCHNEIDER & FORER, INC.
                          ATTORNEYS AT LAW
                         BEVERLY HILLS, CALIFORNIA

J.N. 67115-97                                          2 January, 1974
                                                       REV. February 21, 1974

                                LEGAL DESCRIPTION
                                    (804-97)
                              ______________________
PARCEL A:
- --------
          Parcel 3 in the County of Los Angeles, State of California as shown on Parcel Map No. 2078 filed in Book 50, Page 66 of Parcels Maps in the office of the County Recorder of said County.

          Containing 7.700 acres, more or less.

          EXCEPTING all minerals and all mineral and water rights of every kind and character now known to exist or hereafter discovered, including, without limiting the generality of the foregoing, oil, gas, water and rights thereto, together with the sole, exclusive and perpetual right to explore for, remove and dispose of said minerals by any means or methods suitable to grantor, its successors and assigns, but without entering upon or using the surface of said parcel of the lands hereby conveyed or any portion of the subsurface within five hundred (500) feet of the surface and in such manner as not to damage the surface of said parcel of said land or to interfere with the use thereof, as reserved by Carson Estate Company, a corporation, by deed recorded April 19, 1967 in Book D 3617, Page 884, Official Records.

          ALSO EXCEPT the airspace above a plane 100 feet vertically above the surface of the above described land.

RESERVING an easement for storm drain purposes, together with the right to grant to others, over that portion of said land included within a strip of land 10.00 feet in width, the centerline of which being described as: Beginning at a point on the easterly line of said land, distant thereon, North 0 DEG. 02' 11"
East 47.58 feet from the southeasterly corner thereof, said point being a point on a curve concave northwesterly and having a radius of 45.00 feet, a radial line of said curve to said point bears

South 33 DEG. 42'45" East; thence Westerly along said curve through a central angle of 33 DEG. 44'56" a distance of 26.31 feet; thence tangent to said curve, North 89 DEG. 57' 49" West 43.15 feet to the beginning of a tangent curve concave southeasterly having a radius of 45.00 feet; thence Westerly and Southerly along said curve through a central angle of 83 DEG. 37' 14" a distance of 65.68 feet to the southerly line of said land. The sidelines of said strip of land are to be lengthened or shortened so as to terminate in said easterly and southerly lines.

PARCEL B:
- --------
AN EASEMENT for railroad spur track over that portion of Parcel 2, in the County of Los Angeles, State of California as shown on Parcel Map No. 2678 filed in Book 50, Page 66, of Parcel Maps, in the office of the County Recorder of said County, lying southerly and easterly of a line described as follows: Beginning at a point on the westerly line of said Parcel 2, distant thereon, North 0 DEG. 02'11" East 35.00 feet from the southwesterly corner thereof; thence South
80 DEG. 00' 04" East 30.41 feet; thence South 89 DEG. 57' 49" East 46.87 feet to the beginning of a tangent curve concave northwesterly and having a radius of
367.24 feet; thence Northeasterly along said curve through a central angle of 75 DEG. 00' 00" a distance of 480.72 feet; thence tangent to said curve, North 15 DEG. 02'11" East 92.98 feet to the Easterly line of said Parcel 2.

PARCEL C:
- --------
AN EASEMENT for drainage purposes, over the northerly 22.00 feet of the southerly 72.00 feet of the westerly 45.00 feet of Parcel 2, in the County of Los Angeles, State of California as shown on Parcel Map No. 2678 filed in Book 50, Page 66, of Parcel Maps, in the office of the County Recorder of said County.

PARCEL D:
- --------
     Parcel 1 in the County of Los Angeles, State of California, as shown on Parcel Map No. 2678 filed in Book 30, Page 66 of Parcel Maps, in the office of the County Recorder of said County.

     Containing 1.6142 acres, more or less.

     EXCEPTING all minerals and all mineral and water rights of every kind and character now known to exist or hereafter discovered, including, without limiting the generality of the foregoing, oil, gas, water and rights thereto, together with the sole, exclusive and perpetual right to explore for, remove and dispose of said minerals by any means or methods suitable to grantor, its successors and assigns, but without entering upon or using the surface of said parcel of the lands hereby conveyed or any portion of the subsurface within five hundred (500) feet of the surface and in such manner as not to damage the surface of said parcel of said land or to interfere with the use thereof, as reserved by Carson Estate Company, a corporation, by deed recorded April 19, 1967 in Book D 3617, Page 864, Official Records.

     ALSO EXCEPT the airspace above a plane 100 feet vertically above the surface of the above described land.

     RESERVING an easement for light and air, which easement area shall at all times be unobstructed from ground to sky by the construction, installation or maintenance of any building or permanent structure over the westerly 60.00 feet of said land.

     No Quitclaim Deed of the reserved easement for light and air shall be effective unless and until a consent thereto has been given by the Los Angeles County Engineer.

     ALSO RESERVING an Easement for footing over, across, along and under the westerly 2.00 feet of said land.

     ALSO RESERVING an Easement for drainage purposes over the westerly 35 feet of said land.

                                  FEE SCHEDULE
                                       OF
                                CROWN ASSOCIATES

The following rates of Industrial Real Estate fees have been adopted by this firm:
     I. SALES FEES:
          Improved Property  -  5% of total purchase price
          Unimproved Property - 5% of total purchase price

    II. LEASE FEES (5 TO 25 YEARS):
                                                       LENGTH OF LEASE
       A. Where construction involved    5 Yrs. 10 Yrs. 15 Yrs. 20 Yrs. 25 Yrs.
          is less than $5,000            ------ ------- ------- ------- -------
     Multiply GROSS monthly rental by:    2.1    3.6      4.5     5.4     6.2
     Multiply NET monthly rental by:      2.8    4.8      6.0     7.2     8.3

       B. Where the lease negotiation    5 Yrs. 10 Yrs. 15 Yrs. 20 Yrs. 25 Yrs.
          causes improvement changes or  ------ ------- ------- ------- -------
          new structure exceeding $5,000  2.4    3.9      4.8     5.7     6.5
     Multiply GROSS monthly rental by     3.2    5.2      6.4     7.6     8.7
     Multiply NET monthly rental by

EXAMPLE: 5 year GROSS lease @ $1,000 per month -2.1 x $1,000  = $2,100 fee
         5 year  NET lease @ $1,000 per month - 2.8 x $1,000   = $2,800 fee

The above table provides a ready reference for calculating fees based on the following percentage schedule and means of computation applied to gross and net leases:

GROSS lease for a term of five (5) years or more:
     3 1/2% of the total rental for the first five (5) years.
     2 1/2% of the total rental for the second five (5) years.
     1 1/2% of the total rental for the balance of the term.

Where the negotiation of a lease or leases is the originating cause of a new structure or requires improvements or changes to the property costing in excess of $5,000:
     4 %    of the total rental for the first five (5) years.
     2 1/2% of the total rental for the second five (5) years.
     1 1/2% of the total rental for the balance of the term.

NET lease:
     A net lease is one under which the Lessee agrees to assume certain obligations of the Lessor, in addition to the cash rental set forth in the lease, generally the payment of real estate taxes, insurance premiums on the improvements and the cost of exterior as well as interior maintenance. In the absence of information with respect to the cash value of these extra items, a formula has been developed for computation of the real estate fee on a net lease which basically amounts to the conversion of a net lease rental to a gross rental under said extra items would be paid directly by the Lessor. For the purpose of calculating the fee on a net lease of 25 years or less, the annual net cash rental should be capitalized at 6%, to provide a figure, 2% of which would represent the estimated taxes, insurance and maintenance. The 2% figure should be added to the annual net rental, and the combined figure becomes the adjusted basic rental upon which the fee should be calculated.

  III.  LEASE FEES (LESS THAN 5 YEARS) based on gross monthly rental:
        5     % of the total rental through the first year plus,
        4     % of the total rental through the second year, plus
        3     % of the total rental through the third year, plus
        3     % of the total rental through the fourth year, plus
        2 1/2 % of the total rental through the  fifth year.

   IV.  OPTION TO PURCHASE:
        Should a Lessee, during the term of occupancy or within ninety days thereafter purchase all or part of the demised premises, pursuant to a right conferred in the lease, or a subsequent modification thereof, then a regular sales fee as computed in this schedule, shall be paid at the time such right is exercised, deducting, however, that portion of the then unearned fee paid on rental accruing after date of sale.

    V.  OPTION TO EXTEND:
        Should the lease be extended by virtue of optional rights conferred in the lease, or through subsequent modification of such optional rights, then the regular leasing fee as computed from the schedule in effect at the time the original lease was executed shall be paid at the time such rights are exercised, using the rate of fee applicable as if the term covered by the option had been part of the original term of the lease.

Receipt of a copy hereof and acceptance of the agreement to the above fees are acknowledged by the undersigned. Undersigned further agrees to pay the fee in full upon delivery of signed lease acceptable to him or in accordance with the attached agreement.

Signed_________________________       Date___________________________

MEMBER: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION - NATIONAL ASSOCIATION OF REAL ESTATE BOARDS
                                   EXHIBIT "B"


                          MAZIROW, SCHNEIDER & FORER, INC.
                                  ATTORNEYS AT LAW
                             BEVERLY HILLS, CALIFORNIA

                                      EXHIBIT "A"


          PARCEL A: Parcel 3 in the County of Los Angeles, State of California, as shown on Parcel Map. No 2678 filed in Book 50 Page 66, of Parcel Maps, in the office of the County Recorder of said county.

          EXCEPT from a portion of said land all oil, gas and other hydrocarbons and other minerals in and under said real property, together with the sole and exclusive right, as hereinafter limited, to drill, redrill, deepen, complete and maintain wells and well holes, under, through and beyond and to drill for, produce, extract, take and remove oil, gas and other hydrocarbons and other minerals from and beyond said real property, provided, however, the foregoing rights and the exercise thereof are and shall be subject to the following limitation to wit:

          Neither the grantors nor anyone claiming under or through the grantors shall have or exercise any right of entry upon, through or beyond said real property except beneath a depth of 200 feet below the present surface of said real property, nor to in any wise affect the surface use of said real property by the grantee, its successors or assigns, as reserved by various deeds of record, among them being deeds recorded October 16, 1957 in Book 55862 Page 114, Official Records, and in Book 53862 Page 162, Official Records.

          ALSO EXCEPTING from the remainder therefrom all oil, gas or other hydrocarbon substances in, under and/or that may be produced from a depth of below 500 feet from the surface of said land or any part thereof, without any use of or rights in or to any portion of the surface of the land to a depth of 500 feet, as reserved by George C. Mindrup and Mathilde C. Mindrup, husband and wife, in deed recorded April 24, 1957 in Book 34303 Page 96, Official Records, and as reserved by Don Wilson in deed recorded July 15, 1960 in Book D-879 Page 992, Official Records.

          ALSO EXCEPT the airspace above a plane 100 feet vertically above the surface of the above described land.

          RESERVING an easement for storm drain purposes, together with the right to grant to others, over that portion of said land included within a strip of land 10.00 feet in width, the centerline of which being described as: Beginning at a point on the easterly line of said land, distant thereon, North O DEG. 02' 11" East 47.58 feet from the southeasterly corner thereof, said point being a point on a curve concave northwesterly and having a radius of 45.00 feet, a radial line of said curve to said point bears South 33 DEG. 42' 45" East; thence Westerly along said curve through a central angle of 33 DEG. 44' 56" a distance of 26.51 feet; thence tangent to said curve North 89 DEG. 57'49" West 43.15 feet to the beginning of a tangent curve concave southeasterly having a radius of 45.00 feet; thence westerly and southerly along said curve through a central angle of 83 DEG. 37' 14" a distance of 65.68 feet to the southerly line of said land. The sidelines of said strip of land are to be lengthened or shortened so as to terminate in said easterly and southerly lines.









                                PAGE -1-

          PARCEL A-1: An easement for light and air, which easement area shall at all times be unobstructed from ground to sky by the construction or installation or maintenance of any building or structure over the northerly 30 feet of Parcel 3, in the County of Los Angeles, State of California, as shown on Parcel Map No. 2038, filed in Book 34 Page 20 of Parcel Maps, in the office of the County Recorder of said County.

          PARCEL A-2: An easement for underground storm drain purposes over the easterly 10 feet of Parcels 1 and 3 in the County of Los Angeles, State of California, as shown on Parcel Map No. 2038, filed in Book 34 Page 20 of Parcel Maps, in the office of the County Recorder of said County.

          PARCEL B:    An easement for railroad spur track over that portion of
          Parcel 2, in the County of Los Angeles, State of California, as shown on Parcel Map No. 2678 filed in Book 50 Page 66, of Parcel Maps, in the office of the County Recorder of said County, lying southerly and easterly of a line described as follows:
          Beginning at a point on the westerly line of said Parcel 2, distant thereon, North 0 DEG. 02' 11" East 35.00 feet from the southwesterly corner thereof; thence South 80 DEG. 30' 04" East 30.41 feet; thence South 89 DEG. 57' 49" East 46.87 feet to the beginning of a tangent curve concave northwesterly and having a radius of 367.24 feet; thence northeasterly along said curve through central angle of 75 DEG.
          00' 00" a distance of 480.72 feet; thence tangent to said curve, North 15 DEG. 02'11" East 92.98 feet to the easterly line of said Parcel 2.

          PARCEL C: An easement for drainage purposes, over the northerly 22.00 feet of the southerly 72.00 feet of the westerly 45.00 feet of Parcel 2, in the County of Los Angeles, State of California, as shown on Parcel Map No. 2678 filed in Book 50 Page 66 of Parcel Maps, in the office of the County Recorder of said County.

          PARCEL D: Parcel 1, in the County of Los Angeles, State of California, as shown on Parcel Map No. 2678 filed in Book 50 Page 66, of Parcel Maps, in the office of the County Recorder of said County.

          EXCEPT from a portion of said land all oil, gas and other hydrocarbons and other minerals in and under said real property, together with the sole and exclusive right, as hereinafter limited, to drill, redrill, deepen, complete and maintain wells and well holes, under, through, and beyond and to drill for, produce, extract, take and remove oil, gas and other hydrocarbons and other minerals from and beyond said real property, provided, however, the foregoing rights and the exercise thereof are and shall be subject to the following limitations to wit;

          Neither the grantors nor anyone claiming under or through the grantors shall have or exercise any right of entry upon, through or beyond said real property except beneath a depth of 200 feet below the present surface of said real property, nor to in any wise affect the surface use of said real property by the grantee, its successors or assigns, as reserved by various deeds of record, among them being deeds recorded October 16, 1957 in Book 55862 Page 114, Official Records, and in Book 53862 Page 162, Official Records.

          ALSO EXCEPTING from the remainder therefrom, all oil, gas or other







                                PAGE -2-
          hydrocarbon substances in, under and/or that may be produced from a depth of below 500 feet from the surface of said land or any part thereof, without any use of or rights in or to any portion of the surface of the land to a depth of 500 feet, as reserved by George C. Mindrup and Mathilde C. Mindrup, husband and wife, in deed recorded April 24, 1957 in Book 34303 Page 96, Official Records and as reserved by Don Wilson in deed recorded June 15, 1960 in Book D-879 Page 992, Official Records.

          ALSO EXCEPT the airspace above a plan 100 feet vertically above the surface of the above described land.

          RESERVING an easement for light and air, which easement area shall at all times be unobstructed from ground to sky by the construction, installation or maintenance of any building or permanent structure over the westerly 60.00 feet of said land.

          No Quitclaim Deed of the reserved easement for light and air shall be effective unless and until a consent thereto has been given by the Los Angeles County Engineer.

          ALSO RESERVING an easement for footing over, across, along and under the westerly 2.00 feet of said land.

          ALSO RESERVING an easement for drainage purposes over the westerly
          35.00 feet of said land.











                                PAGE -3-

IMPERIAL BANK
9920 La Cienega Blvd.
Inglewood, California 90301
ATT: Note Center
RE: THE BLOOM FAMILY TRUST #14
_______________________________________________________________________________
             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

        This Subordination, Non-Disturbance and Attornment Agreement ("Agreement") is made as of the date indicated below, by and between IMPERIAL BANK a California Banking Corporation ("Lender") and SIMMONS MANUFACTURING COMPANY, INC. ("Tenant").

        A. Tenant entered into that certain lease dated 3/12/74 and amended 10/2/74 & 9/17/84 & 9/14/89 ("Lease") with 20100 S. Alamdeda Property Co., a
California General Partnership ("Landlord") for the real property legally described in Exhibit "A", attached hereto and by this reference made a part hereof ("Premises").

        B. Lender has made or intends to make a loan ("Loan") to Landlord in the original principal sum of $3,500,000.00 evidenced by a promissory note in the principal face amount of the amount of the Loan ("Note"). The Note is secured by a Deed of Trust of even date therewith ("Deed of Trust"), which encumbers or shall encumber the real property of which the Premises are a part.

        C. Tenant wishes to induce Lander to make the Loan, but Tenant desires to be assured of continued occupancy of the Premises under the terms of the Lease and subject to the terms of the Deed of Trust.

        NOW, THEREFORE, for full and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. The Lease is and shall be subject and subordinate to the lien of the Deed of Trust and to any and all renewals, modifications, consolidations, replacements and extensions of the Deeds of Trust, to the full extent of all sums secured thereby, including, without limitation, all principal, interest and charges thereon, and any additional advances made by Lender to Landlord which are evidenced by a note which states that it is secured by the Deed of Trust.

        2. Lender agrees that, so long as Tenant is not in default under the Lease, in the event Lender takes title to the Premises pursuant to a judicial foreclosure, non-judicial foreclosure, or deed in lieu of foreclosure the Lease shall not be terminated, nor shall Tenant's use, possession or enjoyment of the Premises be disturbed, nor shall the leasehold estate granted by the Lease be affected in any other manner in such foreclosure or any action or proceeding instituted under or in connection with the Deed of Trust.

        3. Tenant shall in the event any proceeding is brought to foreclose the Deed of Trust: (i) attorn to the Lender upon any foreclosure sale, if requested to do so by Lender; (ii) recognize such Lender as the Landlord under the Lease; and (iii) be bound to Lender under all of the terms, covenants and conditions under the Lease for the balance of the term thereof and any extensions and renewals thereof.

        4. In the event Lender shall, in accordance with the foregoing, succeed to the interest of the Landlord under the Lease, Lender shall be entitled to all of the rights of the Landlord under the Lease; provided, however, that Lender shall not be:

          4.1 Liable for any act or omission of any prior landlord under the Lease, including without limitation, the Landlord;

          4.2 Subject to any offsets or defenses which the Tenant might have against any prior landlord under the Lease, including, without limitation, the Landlord;

          4.3 Bound by any rent or additional rent which the Tenant might have paid for more than the current month to any prior landlord under the Lease including, without limitation, the Landlord; or

          4.4 Bound by any amendment or modification of the Lease entered into after the date hereof without Lender's prior written consent.


        5. This Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.


          IN WITNESS WHEREOF, this Agreement is dated as of the 19th day of May, 1992.



             Lender                                      Tenant

IMPERIAL BANK,
                                                     SIMMONS COMPANY
A CALIFORNIA BANKING CORPORATION
                                                (Formerly SIMMONS MANUFACTURING
                                                  COMPANY, INC.)


By:                                        By: /s/ Jeffrey J. Lewis
   ______________________________             ______________________________
                                                   Jeffrey J. Lewis
                                                   Sr. V.P.

By:                                        By:
   ______________________________             ______________________________

THE BLOOM FAMILY TRUST
DATED MAY 19, 1992


                                   EXHIBIT "A"
                               (LEGAL DESCRIPTION)

PARCEL A: PARCEL 3, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 2678 FILED IN BOOK 50 PAGE 66 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM A PORTION OF SAID LAND ALL OIL, GAS AND OTHER HYDROCARBONS AND OTHER MINERALS IN AND UNDER SAID REAL PROPERTY, TOGETHER WITH THE SOLE AND EXCLUSIVE RIGHT, AS HEREINAFTER LIMITED, TO DRILL, REDRILL, DEEPEN, COMPETE AND MAINTAIN WELLS AND WELL HOLES, UNDER, THROUGH AND BEYOND AND TO DRILL FOR, PRODUCE, EXTRACT, TAKE AND REMOVE OIL, GAS AND OTHER HYDROCARBONS AND OTHER MINERALS FROM AND BEYOND SAID REAL PROPERTY, PROVIDED, HOWEVER, THE FOREGOING RIGHTS AND THE EXERCISE THEREOF ARE AND SHALL BE SUBJECT TO THE FOLLOWING LIMITATION TO WIT:


NEITHER THE GRANTORS NOR ANYONE CLAIMING UNDER OR THROUGH THE GRANTORS SHALL HAVE OR EXERCISE ANY RIGHT OF ENTRY UPON, THROUGH OR BEYOND SAID REAL PROPERTY EXCEPT BENEATH A DEPTH OF 200 FEET BELOW THE PRESENT SURFACE OF SAID REAL PROPERTY, NOR TO IN ANY WISE AFFECT THE SURFACE USE OF SAID VARIOUS DEEDS OF RECORD, AMONG THEM BEING DEEDS RECORDED DECEMBER 16, 1957, IN BOOK 55862 PAGE 114, OFFICIAL RECORDS, AND IN BOOK 53862 PAGE 162, OFFICIAL RECORDS.

ALSO EXCEPT FROM THE REMAINDER THEREFROM ALL OIL, GAS OR OTHER HYDROCARBON SUBSTANCES IN, UNDER AND/OR THAT MAY BE PRODUCED FROM A DEPTH OF BELOW 500 FEET FROM THE SURFACE OF SAID LAND OR ANY PART THEREOF, WITHOUT ANY USE OF OR RIGHTS IN OR TO ANY PORTION OF THE SURFACE OF THE LAND TO A DEPTH OF 500 FEET, AS RESERVED BY GEORGE C. MINDRUP AND MATHILDE C. MINDRUP, HUSBAND AND WIFE, IN DEED RECORDED APRIL 24, 1957, IN BOOK 34303 PAGE 96, OFFICIAL RECORDS, AND AS RESERVED BY DON WILSON IN DEED RECORDED JULY 15, 1960 IN BOOK D879 PAGE 992, OFFICIAL RECORDS.

PARCEL A-1: AN EASEMENT FOR LIGHT AND AIR, WHICH EASEMENT AREA SHALL AT ALL TIMES BE UNOBSTRUCTED FROM GROUND TO SKY BY THE CONSTRUCTION OR INSTALLATION OR MAINTENANCE OF ANY BUILDING OR STRUCTURE OVER THE NORTHERLY 30 FEET OF PARCEL 3, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 2038, FILED IN BOOK 34 PAGE 20 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

THE BLOOM FAMILY TRUST
DATED MAY 19, 1992
Page 2 of 3

PARCEL A-2: AN EASEMENT FOR UNDERGROUND STORM DRAIN PURPOSES OVER THE EASTERLY 10 FEET OF PARCELS 1 AND 3 IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 2038, FILED IN BOOK 34 PAGE 20 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B:    AN EASEMENT FOR RAILROADS SPUR TRACK OVER THAT PORTION OF PARCEL 2,
IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 2678 FILED IN BOOK 50 PAGE 66, OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING SOUTHERLY AND EASTERLY OF A LINE DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY LINE OF SAID PARCEL 2, DISTANT THEREON, NORTH 0 DEG. 02' 11" EAST 35.00 FEET FROM THE SOUTHWESTERLY CORNER THEREOF; THENCE SOUTH 80 DEG. 30' 04" EAST 30.41 FEET; THENCE SOUTH 89 DEG. 57' 49", EAST
46.87 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 367.24 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 75 DEG. 00' 00", A DISTANCE OF 480.72 FEET; TANGENT TO SAID CURVE, NORTH 15 DEG. 02' 11" EAST 92.98 FEET TO THE EASTERLY LINE OF SAID PARCEL 2.

PARCEL C:    AN EASEMENT FOR DRAINAGE PURPOSES, OVER THE NORTHERLY 22.00 FEET OF
THE SOUTHERLY 72.00 FEET TO THE WESTERLY 45.00 FEET OF PARCEL 2, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 2678 FILED IN BOOK 50 PAGE 66 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL D:    PARCEL 1, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS
SHOWN ON PARCEL MAP NO. 2678 FILED IN BOOK 50 PAGE 66, OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM A PORTION OF SAID LAND ALL OIL, GAS AND OTHER HYDROCARBONS AND OTHER MINERALS IN AND UNDER SAID REAL PROPERTY, TOGETHER WITH THE SOLE AND EXCLUSIVE RIGHT, AS HEREINAFTER LIMITED, TO DRILL, REDRILL, DEEPEN, COMPLETE AND MAINTAIN WELLS AND WELL HOLES, UNDER, THROUGH AND BEYOND AND TO DRILL FOR, PRODUCE, EXTRACT, TAKE AND REMOVE OIL, GAS AND OTHER HYDROCARBONS AND OTHER MINERALS
FROM AND BEYOND SAID REAL PROPERTY, PROVIDED, HOWEVER, THE FOREGOING RIGHTS AND THE EXERCISE THEREOF ARE AND SHALL BE SUBJECT TO THE FOLLOWING LIMITATIONS TO
WIT: NEITHER THE GRANTORS NOR ANYONE CLAIMING UNDER OR THROUGH THE GRANTORS SHALL HAVE OR EXERCISE ANY RIGHT OF ENTRY UPON, THROUGH OR BEYOND SAID REAL PROPERTY EXCEPT BENEATH A DEPTH OF 200 FEET BELOW THE PRESENT SURFACE OF SAID REAL PROPERTY, NOR TO IN ANY WISE AFFECT THE SURFACE USE OF SAID REAL PROPERTY BY THE GRANTEE, ITS SUCCESSORS OR ASSIGNS, AS RESERVED BY VARIOUS DEEDS OF RECORD, AMONG THEM BEING DEEDS RECORDED OCTOBER 16, 1957, IN BOOK 55862 PAGE 14, OFFICIAL RECORDS, AND IN BOOK 53862 PAGE 162, OFFICIAL RECORDS.

THE BLOOM FAMILY TRUST
DATED MAY 19, 1992
Page 2 of 3







ALSO EXCEPT FROM THE REMAINDER THEREFROM, ALL OIL, GAS OTHER HYDROCARBON SUBSTANCES IN, UNDER AND/OR THAT MAY BE PRODUCED FROM A DEPTH OF BELOW 500 FEET FROM THE SURFACE OF SAID LAND OR ANY PART THEREOF, WITHOUT ANY USE OF OR RIGHTS IN OR TO ANY PORTION OF THE SURFACE OF THE LAND TO A DEPTH OF 500 FEET, AS RESERVED BY GEORGE C. MINDRUP AND MATHILDE C. MINDRUP, HUSBAND AND WIFE, IN DEED RECORDED APRIL 24, 1957, IN BOOK 34303 PAGE 96, OFFICIAL RECORDS, AND AS RESERVED BY DON WILSON IN DEED RECORDED JUNE 15, 1960, IN BOOK D879 PAGE 992, OFFICIAL RECORDS.

CORPORATE ACKNOWLEDGMENT        On this 19th day of May 1992, before me,


State of Georgia  )             /s/ Debora A. DeCoster
                                _________________________________________

                  ) ss.         the undersigned Notary Public, personally
County of Dekalb  )             appeared



                               /s/ Jeffrey J. Lewis
                               _________________________________________
                               [X] personally known to me

                               [ ] proved to me on the basis of satisfactory
                                evidence to be the person(s) who executed the within instrument as Senior Vice President or on behalf of the corporation therein named, and acknowledged to me that the corporation executed it.

                                WITNESS my hand and official seal.

                                [SEAL]

                                 /s/ Debora A. DeCoster
                                 ___________________________________________
                                 Notary's Signature

                               FIRST AMENDMENT TO LEASE
                               ------------------------

                                      (15 Year)

              That certain  Lease dated March  12, 1974 by and  between OVERTON,

          MOORE & ASSOCIATES, INC., a California corporation, hereinafter called

          "Lessor",  as lessor,  and DEBU/FLAIR  INC.,  a Delaware  corporation,

          hereinafter called  "Lessee", as lessee,  is hereby amended and  it is declared as follows:

              1.    Lessor  has completed  construction  of the  building  and improvements  contemplated in  said Lease  as of  October 2,  1974 and

          Lessee does hereby accept possession of the premises as of said date;

              2.    Pursuant to Paragraph 10.1 of said Lease, the term of said

          Lease is hereby fixed as commencing on October 2, 1974 and terminating on October 1, 1989.

              3.    The monthly rental  called for under  Paragraph 11 of  said

          Lease shall  be  paid on  the  second day  of each  month,  commencing

          October 2, 1974.  Lessor does hereby acknowledge that  it has received the rent of $15,000, falling due on October 2, 1974.

              4.    For identification purposes only, the street address of the

          Premises shall be known as 20100 South Alameda Street, Compton,

          California.

              5.    Except as amended by this document, said Lease is hereby

          confirmed.

          DATED as of October 2, 1974.



         (Corporate Seal)    OVERTON,MOORE & ASSOCIATES, INC.

                             By /s/
                                -----------------------------
                             By /s/
                                -----------------------------


     INITIALS                                                   INITIALS
                      MAZIROW, SCHNEIDER & FORER, INC.
                              ATTORNEYS AT LAW
                         BEVERLY HILLS, CALIFORNIA

                            Page 1 of 2 pages

                                SIMMONS COMPANY
                                ---------------
                          CERTIFIED COPY OF RESOLUTION
                          ----------------------------

     "On motion duly made and seconded, it was


     RESOLVED: That the Chairman, President and/or any Vice President be and is

          hereby authorized to execute a form of guarantee on behalf of Simmons

          Company with respect to the lease between Debu/Flair, Inc. and

          Overton, Moore & Associates, Inc. covering the manufacturing facility to be constructed at 20096 South Alameda Street, Los Angeles,

          California."

                              *********************

         I hereby certify that all of the above is a full, true and correct copy of the resolution adopted by the Executive Committee of the Board of

     Directors of Simmons Company at their Meeting held on April 2, 1974.


                                      /s/
                                      -----------------------
     April 3, 1974                           Secretary
     New York, N.Y.

                                ASSIGNMENT OF LEASE
                                -------------------

         OVERTON,   MOORE   &  ASSOCIATES,   INC.,  a   California  corporation,

     hereinafter  referred to  as "OMA",  does hereby  transfer and  assign unto

     20100  S. ALAMEDA PROPERTY CO., a general partnership, hereinafter referred to as "Buyer", all of the interest of "OMA", as Lessor, in:

         A.    That certain Lease dated March 12, 1974 by and between OMA, as

     Lessor, and Debu/Flair, Inc., a Delaware corporation, as Lessee, concerning the real property commonly known as 20100 South Alameda Street, Compton,

     California.

         B.    That certain document entitled "First Amendment to Lease" dated

     October 2, 1974, executed by O.MA and Debu/Flair Inc.

         C.    The sum of $15,000 given to OMA by Debu/Flair Inc. as the first month's rent under said Lease.



               Executed at Los Angeles, California as of October 2, 1974.

   (Corporate Seal)       OVERTON, MOORE & ASSOCIATES, INC.


                          By /s/
                             -------------------------------

                          By /s/
                             -------------------------------




     INITIALS                                                     INITIALS
             AM/UW/10/1/74(1)


                         MAZIROW, SCHNEIDER & FORER, INC.
                                ATTORNEYS AT LAW
                             BEVERLY HILLS, CALIFORNIA


     (Corporate Seal)         DEBU/FLAIR INC.
                              By /s/
                                ---------------------------

     (Corporate Seal)           DEBU/FLAIR INC.
                                By ___________



     INITIALS            MAZIROW, SCHNEIDER & FORER, INC.         INITIALS
                               ATTORNEYS AT LAW
                           BEVERLY HILLS, CALIFORNIA
                              Page 2 of 2 pages

                           SUBLEASE AND ASSIGNMENT OF LEASE
                           --------------------------------

         This Sublease and Assignment of Lease is executed and delivered as of March 15, 1982 between Debu/Flair, Inc., a Delaware corporation ("D/F") and Simmons Manufacturing Company, Inc., a Delaware corporation ("S/M").

         Reference is hereby made to that certain Lease dated March 12, 1974 by and between Overton, Moore & Associates, Inc., a California corporation, predecessor in interest to 20100 South Alameda Property Co., a General Partnership, as Lessor and Debu/Flair, Inc., a Delaware corporation, as Lessee, for premises known as 20100 South Alameda Street, Compton, California.

         D/F hereby assigns and subleases the Lease and transfers all of the rights of the Lessee thereunder to S/M, a wholly owned subsidiary of Gulf + Western Industries, Inc., and S/M hereby agrees to assume, discharge and be bound by each and all of the Lessee's obligations under the Lease.

         D/F hereby agrees to remain liable for its obligations as Lessee under the Lease.

         IN WITNESS WHEREOF, D/F and S/M have executed and delivered this Assignment as of the date first above written.

     ATTEST:                            DEBU/FLAIR, INC., a Delaware
                                        corporation


     By: /s/Rudolph J. Sanson Jr.      By: /s/ John Bulzacchelli
         ------------------------          --------------------------
           Rudolph J. Sanson Jr.,          John Bulzacchelli,
           Secretary                       Vice President

     ATTEST:                               SIMMONS MANUFACTURING
                                           COMPANY, INC., a Delaware
                                           corporation



     By:  /s/ Rudolph J. Sanson Jr.     By: /s/ Peter I. Reiter
         --------------------------        --------------------------
           Rudolph J. Sanson Jr.,          Peter I. Reiter,
           Secretary                       Vice President

                              SECOND AMENDMENT TO LEASE
                              -------------------------

         This SECOND AMENDMENT TO LEASE is entered into and effective as of September 17, 1984, by and between 20100 S. ALAMEDA PROPERTY CO., a California general partnership, hereinafter referred to as "Lessor", and DEBU/FLAIR, INC., a Delaware corporation, hereinafter called "Lessee" and SIMMONS COMPANY, a Delaware corporation, hereinafter called "Guarantor", and is made with reference to the following facts:

         A. On March 12, 1974, Overton, Moore & Associates, Inc., a California corporation, hereinafter referred to as "OMA", did execute and deliver a document entitled "Lease", whereby OMA did lease to Lessee, that certain real property commonly known as 20100 South Alameda Street, Compton, California. Said document is hereinafter referred to as the "Lease".

         B. Said Lease was amended by a document entitled "FIRST AMENDMENT TO
                                                           ------------------
     LEASE", dated October 2, 1974. Said Lease and said first amendment are
     -----
     hereinafter referred to as the "Lease".

         C. On October 2, 1974, OMA did assign its interest in the Lease to 20100 S. Alameda Property Co., a California general partnership.

         D. By a Letter Agreement dated February 9, 1982, Debu/Flair, Inc. did sublease to SIMMONS MANUFACTURING COMPANY, INC., a Delaware corporation, hereinafter referred to as "Sublessee". Sublessee assumed all of the obligations of Debu/Flair, Inc. under the Lease.

         E. Under the terms of the Lease, the term thereof expires on October 1, 1989.

         F. Under paragraph 11.3 of the Lease, there is to be a rental adjustment for the period October 2, 1984, through October 1, 1989.

         G. The Parties have calculated the rental adjustment and desire to memorialize said adjustment.

         NOW THEREFORE IN CONSIDERATION OF THE MUTUAL COVENANTS HEREIN CONTAINED, THE PARTIES DO HEREBY AGREE AS FOLLOWS:

          1. Monthly Rent.
          ---------------
             1.1 The monthly rent, pursuant to paragraph 11.3 of the Lease, for the period October 2, 1984, through October 1, 1989, shall be $23,598.25.

          Executed as of the date heretofore mentioned.

                                 20100 S. Alameda Property Co., a California general partnership.

                                 /s/ Ronald H. Bloom
                                 --------------------------------------
                                 RONALD H. BLOOM, representative duly
                                 authorized to sign this amendment,
                                 pursuant to the partnership agreement.

                                 Debu/Flair, Inc., a Delaware corporation.



     Corporate Seal                       /s/ Rudolph J. Sanson, Jr.
                                          -------------------------------------
     /s/                              By: Rudolph J. Sanson, Jr.
     ---------------------------          -------------------------------------
     Patricia A. Murphy               Its: Vice President
     Assistant Secretary                  -------------------------------------

                                       Simmons Manufacturing Company, Inc.,
                                       a Delaware corporation.



     Corporate Seal
                                         /s/ Rudolph J. Sanson, Jr.
                                         --------------------------------------
     BY: /s/                          By: Rudolph J. Sanson, Jr.
        ____________________              ______________________________________

        Patricia A. Murphy            Its:Vice President
        Assistant Secretary              --------------------------------------


                                       Simmons Company, a Delaware corporation.

     Corporate Seal
                                           /s/ Rudolph J. Sanson, Jr.
                                           ------------------------------------
                                      By : Rudolph J Sanson Jr.
                                           ------------------------------------
    BY: /s/                           Its: Vice President
        _____________________              ____________________________________
        Patricia A. Murphy
        Assistant Secretary

     EXHIBIT "A" CONSISTING OF
     51 PAGES

                              THIRD AMENDMENT TO LEASE
                              -------------------------

         This THIRD AMENDMENT TO LEASE is entered into and effective as of

     September 14, 1989, by and between 20100 S. ALAMEDA PROPERTY CO., a

     California general partnership, hereinafter referred to as "Lessor", and

     DEBU/FLAIR, INC., a Delaware corporation, hereinafter called "Lessee" and

     SIMMONS COMPANY, a Delaware corporation, hereinafter called "Lessee" and

     SIMMONS COMPANY, a Delaware corporation hereinafter called "Guarantor",

     and is made with reference to the following facts:

        A. On March 12, 1974, Overton, Moore & Associates, Inc., a California

     corporation, hereinafter referred to as "OMA", did execute and deliver a document entitled, "Lease", whereby OMA did lease to Lessee, that certain real property commonly known as 20100 South Alameda Street, Compton,

     California. Said document is hereinafter referred to as the "Lease".

        B. Said Lease was amended by a document entitled "FIRST AMENDMENT TO

     LEASE", dated October 2, 1974. Said Lease and said First Amendment are hereinafter referred to as the "Lease."

        C. On October 2, 1974, OMA did assign its interest in the Lease to

     20100S. Alameda Property Co., a California general partnership.

        D. By a Letter Agreement dated February 9, 1982, Debu/Flair, Inc., did sublease to SIMMONS MANUFACTURING COMPANY, INC., a Delaware corporation,

     hereinafter referred to as "Sublessee". Sublessee assumed all of the obligations of Debu/Flair, Inc., under the Lease.

        E. Under the terms of the Lease, the term thereof expires on

     October 1, 1989.

        F.  Under paragraph 32  of the Lease, Lessee  has the option to  extend the term of the Lease for the period October 2, 1989, to October 1, 1994,

     upon the terms and conditions therein specified.

        G.  Lessee has exercised said option to extend the term of the Lease.

     NOW THEREFOR IN CONSIDERATION OF THE MUTUAL COVENANTS HEREIN CONTAINED,

     THE PARTIES DO HEREBY AGREE AS FOLLOWS:

         1. Term of Lease.
            --------------
            1.1 The term of the Lease is hereby extended commencing October 2, 1989, and ending October 1, 1994.


          2. Monthly Rent.
             ------------
          2.1 The monthly rent, pursuant to paragraph 32.1, (d), (i),

     and (ii), for the period October 2, 1984, through October 1, 1994, shall be

     $50,406.26.

      3. Affirmation
         -----------

         3.1 Except as amended by this document the Lease is hereby reaffirmed.

         Executed as of the date heretofore mentioned.

                                   20100 S. Alameda Property Co., a California general partnership.

                                         /s/ Ronald H. Bloom
                                   -------------------------------------------
                                   RONALD H. BLOOM, representative duly
                                   authorized to sign this amendment pursuant to the partnership agreement.

                                   Debu/Flair, Inc., a Delaware corporation.


                                   By:
 Corporate Seal                       ----------------------------------------

                                   Its:
                                      ----------------------------------------

                                   Simmons Manufacturing Company, Inc., a
                                   Delaware corporation.


                                   By:
Corporate Seal                         ---------------------------------------
                                   Its:
                                       ---------------------------------------

                                   Simmons Company, a Delaware corporation.

Corporate Seal                        ------------------------------------
                                   By: /s/
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                               FOURTH AMENDMENT TO LEASE

         This FOURTH AMENDMENT TO LEASE is entered into and effective as of June 28, 1993, by and between 20100 S. ALAMEDA PROPERTY CO., a California general partnership, as Lessor, and SIMMONS COMPANY, a Delaware corporation, as Lessee, and is made with reference to the following facts:

         A. On March 12, 1974, Overton, Moore & Associates, Inc., a California corporation, hereinafter referred to as "OMA", did execute and deliver a document entitled, "Lease", whereby OMA did lease to Debu/Flair, Inc. a Delaware corporation, that certain real property commonly known as 20100 South Alameda Street, Compton, California. Said document is hereinafter referred to as the "Lease".

         B. Said Lease was amended by a document entitled "FIRST AMENDMENT TO LEASE", dated October 2, 1974.

         C. On October 2, 1974, OMA did assign its interest in the Lease to 20100 S. Alameda Property Co., a California general partnership.

         D. By a Letter Agreement dated February 9, 1982, Debu/Flair, Inc., did sublease to SIMMONS MANUFACTURING COMPANY, INC., a Delaware Corporation, hereinafter referred to as "Sublessee". Sublessee assumed all of the obligations of Debu/Flair, Inc., under the Lease.

         E. Said Lease was amended by a document entitled "SECOND AMENDMENT TO LEASE", dated September 17, 1984.

         F. Said Lease was amended by a document entitled "THIRD AMENDMENT TO LEASE", dated September 14, 1989. Said Lease, First Amendment to Lease, Second Amendment to Lease, and Third Amendment to Lease are hereinafter referred to as the "Lease".

         G. Lessee has exercised its First Option To Extend pursuant to Paragraph 32 of the Lease which First Option term expires on October 1, 1994.

         H. Under Paragraph 33 of the Lease, Lessee has the option to extend the term of the Lease for the period October 2, 1994, to October 1, 1999, upon the terms and conditions therein specified.

         I. Lessee hereby exercises its Second Option to Extend the Lease per Paragraph 33 of the Lease except that Lessor and Lessee agree to modify the rent.

         NOW  THEREFORE  IN   CONSIDERATION  OF  THE  MUTUAL   COVENANTS  HEREIN
     CONTAINED, THE PARTIES DO HEREBY AGREE AS FOLLOWS:

     01/92 rev.                                           FORM A
                                                    (Non-Major Tenants)

                                       Loan No.

                           Notice of Assignment of Lease
                           -----------------------------
                                        and
                                        ---
                              Acknowledgement  Letter
                              -----------------------

                                             November 15      , 1992
                                             -----------------


To:  Mr. Jeffrey Lewis
     Senior Vice President & General Counsel
     Simmons USA
     One Concourse Parkway, Suite 600
     Atlanta, Georgia 30328

     Re:  Landlord: 20100 S. Alameda Property Co.
          Lease Date: March 12, 1974
          Amended: October 2, 1974, September 17, 1984, September 14, 1989 Mortgage Date:
          Property located at or known as: 20100 South Alameda Street
                                            Rancho Dominguez, CA 90221

     Gentlemen:

     The undersigned, Mortgagor/Landlord, intends to assign by a mortgage or deed of trust (the "Mortgage") dated as shown above or by separate assignment to Lincoln National Investment Management Co. on behalf of Lincoln National Life Insurance Co. ("Lender") (which Lender has a mailing address c/o Lincoln National Investment Management Company, 1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Indiana 46801) all its estate, right, title and interest in, to and under the Lease between you and the undersigned dated as set forth above, as said Lease has been previously modified or amended (the "Lease"), together with all right, title and interest of the undersigned as Landlord thereunder, including, without limitation, the right upon the occurrence of an event of Default (as defined in the Mortgage) to collect and receive all earnings, revenues, rents, issues, profits and income of the property subject to the Mortgage.

     Said assignment shall not impair or diminish any of our obligations to you under the provisions of the Lease, nor are any such obligations imposed upon the Lender, its successors or assigns.

     You are hereby notified that in the event of a demand on you by the Lender or its successors and assigns for the payment to it of the rents due under the Lease, you may, and are hereby authorized and directed to, pay said rent to the Lender and we hereby agree that the receipt by you of such a demand shall be conclusive evidence of the right of the Lender to the receipt thereof and that the payment of the rents by you to the Lender pursuant to such demand shall constitute performance in full, to the extent such payment, of your obligation under the Lease for the payment of rent to the undersigned.

     Kindly indicate your receipt of this letter and your agreement to the effect set forth below by signing the enclosed copy thereof and mailing it to:

     Lincoln National Corporation
     1300 South Clinton Street
     P. O. Box 1110
     Fort Wayne, Indiana 46801

     Attention:                     ,
                -------------------- --
                Investment Section, Law Division -2R

                                      Sincerely,


                                      By: /s/
                                          ----------------------------

     The undersigned, Tenant, acknowledges receipt of the original of this letter and of the fact that Landlord intends to assign its interest under the Lease to the Lender and agrees to act in accordance with Landlord's instructions above, including, but not limited to, our payment of rent to the Lender if notified to do so by the lender. The undersigned further agrees for the benefit of the Lender that it shall notify the Lender of any default on the part of the Landlord under the Lease which would entitle the undersigned to cancel the Lease or to abate the rent payable thereunder, and further agrees that, notwithstanding any provision of the Lease, no notice of cancellation thereof shall be effective unless the Lender has received the notice aforesaid and has failed within 30 days of the date thereof to cure or if the default cannot be cured within 30 days has failed to commence and to diligently prosecute the cure of Landlord's default which gave rise to the right to cancel. This agreement is conditioned on the termination of an Estoppel Certificate and a Subordination, Non-Disturbance and
     Attornment Agreement executed in favor of Imperial Bank by Simmons Company, each dated May 19, 1992.
                                          ACKNOWLEDGED AND ACCEPTED:



                                          By: /s/ Jeffrey J. Lewis
                                             --------------------------
                                              (authorized official)
                                               Jeffrey J. Lewis
                                               Sr. Vice-President



     DATE: November 10, 1992
           -----------

U90693/jlk

     01/92 rev.                                             FORM B
                                                 (for Major or Credit Tenants)

                                Loan No.

                       Notice of Assignment of Lease
                       -----------------------------
                                  and
                                  ---
                          Estoppel Certificate
                          --------------------

                                                 November 15, 1992
                                                 -----------
     TO:  Mr. Jeffrey Lewis
          Senior Vice President & General Counsel
          Simmons USA
          One Concourse Parkway, Suite 600
          Atlanta, Georgia 30328


          Re: Landlord:     20100 S. Alameda Property Co.
              Lease Date: March 12, 1974
              Amended: October 2, 1974, September 17, 1984, September 14, 1989 Mortgage Date:
              Property located at or known as: 20100 South Alameda Street
                                                     Rancho Dominguez, CA 90221



     Gentlemen:


     The undersigned, Mortgagor/Landlord, intends to assign by a mortgage or deed of trust (the "Mortgage") dated as shown above or by separate assignment to Lincoln National Investment Management Co. on behalf of Lincoln National Life Insurance Co. ("Lender") (which Lender has a mailing address c/o Lincoln National Investment Management Company, 1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Indiana 46801) all its estate, right, title and interest in, to and under the Lease between you and the undersigned dated as set forth above, as said Lease has been previously modified or amended (the "Lease"), together with all right, title and interest of the undersigned as Landlord thereunder, including, without limitation, the right upon the occurrence of an event of Default (as defined in the Mortgage) to collect and receive all earnings, revenues, rents, issues, profits and income of the property subject to the Mortgage.

     Said assignment shall not impair or diminish any of our obligations to you under the provisions of the Lease, nor are any such obligations imposed upon the Lender, its successors or assigns.

     You are hereby notified that in the event of a demand on you by the Lender or its successors and assigns for the payment to it of the rents due under the Lease, you may, and are hereby authorized and directed to, pay said rent to the Lender and we hereby agree that the receipt by you of such a demand shall be conclusive evidence of the right of the Lender to the receipt thereof and that the payment of the rents by you to the Lender pursuant to such demand shall constitute performance in full, to the extent of such payment, of your obligation under the Lease for the payment of rent to the undersigned.

     Kindly indicate your receipt of this letter and your agreement to the effect set forth below by signing the enclosed copy thereof and mailing it to:

                                       Sincerely,


                                       By: /s/
                                           -----------------------------


     The undersigned, Lessee, acknowledges receipt of the original of this letter and of the fact that Landlord intends to assign its interest under the lease to Lender and agrees to act in accordance with Landlord's instructions above, including, but not limited to our payment of rent to the Lender if notified to do so by the Lender. The undersigned hereby acknowledges that it has been asked to execute this acknowledgement and estoppel certificate as an inducement to the Lender to make its loan to the Landlord, secured by the Mortgage, and the undersigned acknowledges that the Lender's willingness to advance funds pursuant to said loan to the Landlord is based upon Lender's reliance on the truth and accuracy of the undersigned's statements made herein. The undersigned agrees for the benefit of the Lender that it shall notify the Lender of any default on the part of the Landlord under the Lease which would entitle the undersigned to cancel the Lease or to abate the rent payable thereunder, and further agrees that, notwithstanding any provision of the Lease, no notice of cancellation thereof shall be effective unless the Lender has received the notice aforesaid and has failed within 30 days of the date thereof to cure or, if the default cannot be cured within 30 days, has failed to commence and to diligently prosecute the cure of Landlord's default which gave rise to the right to cancel.

     The undersigned certifies that it is in possession and in full occupancy of the premises of 222,000 sq. ft. to which it is entitled under the Lease, possession having been accepted as of October 2, 1974;
     for a lease term of twenty years, which commenced as of October 2, 1974; and terminates on October 1, 1994, with one more 5-year option to extend. Rental began to accrue when possession was accepted (or as of October 2, 1974). The undersigned has accepted the premises without exception, except for any undisclosed defects, and all requirements for the commencement and validity of the Lease, including all construction work, if any, required of the Landlord under the term of the Lease have been satisfied. Our minimum annual rent is $ 604,875.12.

     The Lease has not been amended or modified except as indicated in the caption hereof; there is to the undersigned's knowledge no present default on the part of the Landlord; rent has not been paid more than one month in advance; Lessee has no notice of any sale, transfer or assignment of the Lease or of the rentals except the aforementioned assignment to Lender, and to the undersigned's knowledge it holds no present defenses or claims against Landlord which might be offset against accruing rentals. This agreement is conditioned upon the termination of an Estoppel Certificate and a Subordination, Non-Disturbance and Attornment Agreement executed in favor of Imperial Bank by Simmons Company, each dated May 19, 1992.


                                    ACKNOWLEDGED AND CERTIFIED:


                                    By: /s/ Jeffrey J. Lewis
                                       ---------------------------
                                       (authorized official)
                                       Jeffrey J. Lewis
                                       Sr. Vice-President

     Date: November 10,  1992
           -----------

U97678/jlk

                                 IMPERIAL BANK

                           California's Business Bank(SM)
                                    Member FDIC

                         ESTOPPEL CERTIFICATE BY TENANT

To: IMPERIAL BANK
    9777 Wilshire Blvd.
    Beverly Hills, California 90212
    Attention: Richard Myers



     You are hereby advised that the undersigned, Simmons Manufacturing Company, Inc. ("Tenant") is the Lessee of a portion of the real property located in the City of ________________, County of Los Angeles, State of California, located at 20100 S. Alameda Street, Gardena, Ca. ("Property"). The undersigned warrants that:

          1. The lease agreement dated 3/12/74 and amended on/10/2/74 & 9/17/84 & 9/14/89, a true and correct copy of which is attached hereto as Exhibit "A", and by this reference made a part hereof ("Lease"), constitutes the entire understanding of the undersigned and 20100 S. Alameda Property
     Co., a California General Partnership ("Landlord"), concerning the
     Property.

          2. Tenant hereby certifies to Imperial Bank, a California corporation, the holder of a promissory note or other obligation secured or to be secured by an assignment of rents under the Lease, that the Lease is presently in full force and effect, and that the Lease is unmodified.

          3. No rent under the Lease has been paid more than thirty (30) days in advance of its due date, and the undersigned agrees not to pay any such rent more than thirty (30) days in advance of its due date.

          4. The undersigned, as of the date hereof, has no knowledge of any facts which would give rise to any claim of breach, counterclaim, lien or right of set-off under the Lease against rents or other charges due or to become due thereunder.

         The undersigned makes this statement for the benefit and protection of Imperial Bank, with the understanding that Imperial Bank intends to rely upon this statement.

     Dated May 19, 1992



                      TENANT:

                              SIMMONS COMPANY
                             (FORMERLY SIMMONS MANUFACTURING COMPANY, INC.)

                      By:     /s/ Jeffrey J. Lewis
                             ----------------------------------------------
                      Its:   Sr. Vice-President
                             ----------------------------------------------